TAX TAMER I AND TAX TAMER II
    First Investors Life Variable Annuity Fund C
    (Separate Account C)
    First Investors Life Variable Annuity Fund D
    (Separate Account D)

INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FIRST INVESTORS LIFE INSURANCE COMPANY

95 Wall Street, New York, New York  10005/(212) 858-8200

This prospectus describes individual variable annuity contracts (the "Contracts") offered by First Investors Life Insurance Company ("First Investors Life", "we", "us" or "our") which provide you with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter to annuitize your accumulated cash value if you so elect. If you elect to annuitize, the Contracts offer several options under which you can receive annuity payments for life.

Whether you invest in a Separate Account C or Separate Account D Contract, you allocate your purchase payments (less certain charges) to one or more "Subaccounts" of the Separate Account. Each of these Subaccounts invests in a corresponding "Fund" of First Investors Life Series Fund. The amount you accumulate depends upon the performance of the Subaccounts in which you invest. You bear all of the investment risk, which means that you could lose money.

The Contracts differ in that they have (a) different sales charge structures (b) different death benefits and (c) different expenses. The Contracts also have different minimum investments. The Separate Account C Contract may be purchased with as little as $2,000. The Separate Account D Contract requires a minimum initial investment of $25,000.

THE INTERNAL REVENUE SERVICE MAY ASSESS A PENALTY ON EARLY WITHDRAWAL. THE CONTRACTS PROVIDE YOU WITH A 10-DAY REVOCATION RIGHT.


Please read this Prospectus and keep it for future reference. It contains important information that you should know before buying a Contract. We filed a Statement of Additional Information ("SAI"), dated May 1, 2001, with the Securities and Exchange Commission. We incorporate the SAI by reference into this Prospectus. See the SAI Table of Contents at the end of this Prospectus. You can get a free SAI by contacting us at the address or telephone number shown above.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus is valid only if attached to the current prospectus for First Investors Life Series Fund ("Life Series Fund").


The date of this Prospectus is May 1, 2001.

CONTENTS
--------------------------------------------------------------------------------

GLOSSARY OF SPECIAL TERMS.................................................iii
FEE TABLES..................................................................1
CONDENSED FINANCIAL INFORMATION.............................................5
OVERVIEW...................................................................11
   How the Contracts Work..................................................11
   Who We Are..............................................................12
   Risk and Reward Considerations..........................................13
THE CONTRACTS IN DETAIL....................................................15
   Purchase Payments.......................................................15
   Allocation of Net Purchase Payments to Subaccount(s)....................16
   Sales Charge............................................................17
   Mortality and Expense Risk Charges......................................19
   Other Charges...........................................................20
   The Accumulation Period.................................................20
   The Annuity Period......................................................24
   Ten-Day Revocation Right................................................26
TAX INFORMATION............................................................27
   Purchase Payments.......................................................27
   Increases In Accumulated Value..........................................27
   Annuity Payments........................................................27
   Surrenders..............................................................28
   Death Benefits..........................................................28
   Tax Withholding and Reporting...........................................28
   Other Tax Issues........................................................29
PERFORMANCE INFORMATION....................................................30
OTHER INFORMATION..........................................................31
   Voting Rights...........................................................31
   Reservation of Rights...................................................32
   Distribution of Contracts...............................................32
   Financial Statements....................................................32
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...............33

APPENDIX I.................................................................33

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Accumulated Value - The value of all the Accumulation Units credited to the Contract.

Accumulation Period - The period between the date of issue of a Contract and the Annuity Commencement Date.

Accumulation Unit - A unit that measures the value of a Contractowner's interest in a Subaccount of Separate Account C or Separate Account D before the Annuity Commencement Date.

Additional Payment - A purchase payment made to First Investors Life after issuance of a Contract.

Annuitant - The person who is designated to receive annuity payments or who is actually receiving annuity payments.

Annuity Commencement Date - The date on which we begin making annuity payments.

Annuity Unit - A unit that determines the amount of each annuity payment after the first annuity payment.

Beneficiary - The person who is designated to receive any benefits under a Contract upon the death of the annuitant or the Contractowners.

Contract - An individual variable annuity contract offered by this prospectus.

Contractowner - The person or entity with legal rights of ownership of the Contract.

Fixed Annuity - An annuity with annuity payments that remain fixed as to dollar amount throughout the payment period.

General Account - All assets of First Investors Life other than those allocated to Separate Account C, Separate Account D and other segregated investment accounts of First Investors Life.

Joint Annuitant - The designated second person under a joint and survivor life annuity.

Net Accumulated Value - The accumulated value less any applicable premium taxes not previously deducted.

Purchase Payment - A payment made to First Investors Life to purchase a
Contract.

Separate Account C - The segregated investment account entitled "First Investors Life Variable Annuity Fund C," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

Separate Account D - The segregated investment account entitled "First Investors Life Variable Annuity Fund D," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the 1940 Act.

Subaccount - A segregated investment subaccount under Separate Account C or Separate Account D that corresponds to a fund of the Life Series Fund. The assets of a Subaccount are invested in shares of the corresponding fund of the Life Series Fund.

Valuation Date - Any date on which the New York Stock Exchange ("NYSE") is open for regular trading. Each Valuation Date ends as of the close of regular trading on the NYSE (normally 4:00 P.M., Eastern Time). The NYSE currently observes the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Valuation Period - The period beginning at the end of any valuation date and extending to the end of the next valuation date.

Variable Annuity - An annuity with annuity payments that vary in dollar amount, in accordance with the net investment experience of the Subaccounts, throughout the payment period.

We (and Our) - First Investors Life.

You (and Your) - An actual or prospective Contractowner who is reading the prospectus.

FEE TABLES
--------------------------------------------------------------------------------

The two tables below are provided to help you understand the various charges and expenses you will directly or indirectly bear in purchasing a Contract. Each Separate Account has thirteen Subaccounts. Each Subaccount invests in a corresponding "Fund" of the Life Series Fund with the same name. The table below shows the Separate Account expenses. These expenses depend upon whether you invest in a Contract funded through Separate Account C ("Separate Account C Contract") or a Contract funded through Separate Account D ("Separate Account D Contract"). The table on the next page shows the fees and expenses of each series ("Fund" and collectively "Funds") of the Life Series Fund in which the Separate Accounts invest. The Fund fees and expenses are the same whether you invest in a Separate Account C or Separate Account D Contract.

SEPARATE ACCOUNT EXPENSES

--------------------------------------------------------------------------------
Separate Account C Contract
--------------------------------------------------------------------------------
     TRANSACTION EXPENSES
     Maximum Sales Charge Imposed on Purchases
     (as a percentage of purchase payments)                7.00%
     Maximum Contingent Deferred Sales Charge              None
     Annual Contract Maintenance Charge                    None
     Annual Expenses
      (as a percentage of average account value)
     Mortality and Expense Risk Charges                    1.00%
     Other Charges                                         0.00%+
                                                           ------
     Total Separate Account Annual Expenses                1.00%
--------------------------------------------------------------------------------
Separate Account D Contract
--------------------------------------------------------------------------------
     TRANSACTION EXPENSES
     Maximum Sales Charge Imposed on Purchases
     (as a percentage of purchase payments)                None
     Maximum Contingent Deferred Sales Charge              7.00%*
     Annual Contract Maintenance Charge                  $30.00**
     Annual Expenses
      (as a percentage of average account value)
     Mortality and Expense Risk Charges                    1.25%
     Administrative Charge                                 0.15%
                                                           =====
     Total Separate Account Annual Expenses                1.40%
--------------------------------------------------------------------------------

* THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ("CDSC") IS A PERCENTAGE OF THE VALUE OF THE ACCUMULATION UNITS SURRENDERED (NOT TO EXCEED THE AGGREGATE AMOUNT OF THE PURCHASE PAYMENTS MADE FOR THE UNITS). THE CHARGE DECREASES ONE PERCENTAGE POINT EACH YEAR SO THAT THERE IS NO CHARGE AFTER SEVEN YEARS. EACH YEAR YOU MAY WITHDRAW ("SURRENDER") UP TO 10% OF TOTAL PURCHASE PAYMENTS WITHOUT A CDSC. FOR PURPOSES OF COMPUTING THE CDSC, UNITS ARE CONSIDERED TO BE REDEEMED IN THE ORDER IN WHICH THEY WERE PURCHASED (I.E., FIRST-IN, FIRST-OUT).
** WE DEDUCT THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $30 FROM THE ACCUMULATED VALUE,

EXCEPT THAT THIS CHARGE WILL NOT EXCEED 2% OF THAT VALUE. FOR MORE INFORMATION, SEE "CONTRACT MAINTENANCE CHARGE."

+ WE MAY DEDUCT AN ADMINISTRATIVE CHARGE IF THE ACCUMULATED VALUE OF A CONTRACT IS LESS THAN $1,500. SEE "ADMINISTRATIVE CHARGE."

For more complete descriptions of the various charges and expenses shown, please refer to "THE CONTRACTS IN DETAIL -- Sales Charge, Mortality and Expense Risk Charges, and Other Charges." In addition, Premium taxes may apply. See "Other Charges."

FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)



                                                                         Fee Waivers
                                                             Total          and/or
                                    Management               Fund          Expense
                                       Fees      Other       Operating   Assumptions      Net
                                        (1)      Expenses(2) Expenses(3)   (1),(2)     Expenses(3)
                                   ------------- ----------- ---------- ------------- ------------
Blue Chip Fund                        0.75%         0.04%       0.79%        N/A         0.79%
                                   ------------- ----------- ---------- ------------- ------------
Cash Management Fund                  0.75%         0.14%       0.89%      0.19%         0.70%
                                   ------------- ----------- ---------- ------------- ------------
Discovery Fund                        0.75%         0.06%       0.81%        N/A         0.81%
                                   ------------- ----------- ---------- ------------- ------------
Focused Equity Fund                   0.75%         0.06%       0.81%        N/A         0.81%
                                   ------------- ----------- ---------- ------------- ------------
Government Fund                       0.75%         0.15%       0.90%      0.15%         0.75%
                                   ------------- ----------- ---------- ------------- ------------
Growth Fund                           0.75%         0.05%       0.80%        N/A         0.80%
                                   ------------- ----------- ---------- ------------- ------------
High Yield Fund                       0.75%         0.07%       0.82%        N/A         0.82%
                                   ------------- ----------- ---------- ------------- ------------
International Securities Fund         0.75%         0.22%       0.97%        N/A         0.97%
                                   ------------- ----------- ---------- ------------- ------------
Investment Grade Fund                 0.75%         0.08%       0.83%      0.15%         0.68%
                                   ------------- ----------- ---------- ------------- ------------
Target Maturity 2007 Fund             0.75%         0.07%       0.82%      0.15%         0.67%
                                   ------------- ----------- ---------- ------------- ------------
Target Maturity 2010 Fund             0.75%         0.10%       0.85%      0.15%         0.70%
                                   ------------- ----------- ---------- ------------- ------------
Target Maturity 2015 Fund             0.75%         0.12%       0.87%      0.15%         0.72%
                                   ------------- ----------- ---------- ------------- ------------
Utilities Income Fund                 0.75%         0.06%       0.81%        N/A         0.81%
---------------------------------- ------------- ----------- ---------- ------------- ------------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.60% FOR CASH MANAGEMENT FUND, IN EXCESS OF 0.60% FOR GOVERNMENT FUND, IN EXCESS OF 0.60% FOR INVESTMENT GRADE FUND, IN EXCESS OF 0.60% FOR TARGET MATURITY 2007 FUND, IN EXCESS OF 0.60% FOR TARGET MATURITY 2010 FUND. PRIOR TO MAY 1, 2000, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.60% FOR UTILITIES INCOME FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH LIFE SERIES FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.60% FOR CASH MANAGEMENT FUND, IN EXCESS OF 0.60% FOR GOVERNMENT FUND, IN EXCESS OF 0.60% FOR INVESTMENT GRADE FUND, IN EXCESS OF 0.60% FOR TARGET MATURITY 2007 FUND, IN EXCESS OF 0.60% FOR TARGET MATURITY 2010 FUND, AND IN EXCESS OF 0.60% FOR TARGET MATURITY 2015 FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

(2) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER ASSUMED CERTAIN OTHER EXPENSES IN EXCESS OF 0.10% FOR CASH MANAGEMENT FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH LIFE SERIES FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.10% FOR CASH MANAGEMENT FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

(3) EACH FUND, OTHER THAN INTERNATIONAL SECURITIES FUND, HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL FUND OPERATING EXPENSES OR NET EXPENSES. INCLUDING THE EXPENSE OFFSETS, THE ANNUAL NET EXPENSES WOULD BE 0.78% FOR THE BLUE CHIP FUND, 0.70% FOR THE CASH MANAGEMENT FUND, 0.80% FOR THE DISCOVERY FUND, 0.80% FOR THE FOCUSED EQUITY FUND, 0.71% FOR THE GOVERNMENT FUND, 0.81% FOR THE HIGH YIELD FUND, 0.65% FOR THE INVESTMENT GRADE FUND, 0.66% FOR THE TARGET MATURITY 2007 FUND, 0.68% FOR THE TARGET MATURITY 2010 FUND, 0.71% FOR THE TARGET MATURITY 2015 FUND, AND 0.79% FOR THE UTILITIES INCOME FUND.

EXAMPLE (Separate Account C Contract)


If you surrender your Contract (or if you annuitize) for the number of years shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

  ----------------------------- --------- ---------- ------------ ------------
                                 1 year    3 years     5 years     10 years
                                --------- ---------- ------------ ------------
  Blue Chip Subaccount              87        122        160          266
                                --------- ---------- ------------ ------------
  Cash Management Subaccount        86        124        163          274
                                --------- ---------- ------------ ------------
  Discovery Subaccount              87        123        161          268
                                --------- ---------- ------------ ------------
  Focused Equity Subaccount         87        123        161          268
                                --------- ---------- ------------ ------------
  Government Subaccount             87        124        164          276
                                --------- ---------- ------------ ------------
  Growth Subaccount                 87        123        161          267
                                --------- ---------- ------------ ------------
  High Yield Subaccount             87        123        162          269
                                --------- ---------- ------------ ------------
  International Securities          89        128        169          284
  Subaccount
                                --------- ---------- ------------ ------------
  Investment Grade Subaccount       86        122        161          269
                                --------- ---------- ------------ ------------
  Target Maturity 2007              86        122        160          268
  Subaccount
                                --------- ---------- ------------ ------------
  Target Maturity 2010              86        123        162          271
  Subaccount
                                --------- ---------- ------------ ------------
  Target Maturity 2015              86        123        163          273
  Subaccount
                                --------- ---------- ------------ ------------
  Utilities Income Subaccount       87        123        161          268
  ----------------------------- --------- ---------- ------------ ------------

EXAMPLE (Separate Account D Contract)


The expenses you incur in purchasing a Separate Account D Contract would depend upon whether or not you surrender your contract. If you surrender your Contract at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

-------------------------------- --------- ------------ ---------- -------------
                                   1 year     3 years     5 years     10 years
                                  --------- ------------ ---------- ------------
Blue Chip Subaccount                 122        209         297         552
                                  --------- ------------ ---------- ------------
Cash Management Subaccount           121        210         301         561
                                  --------- ------------ ---------- ------------
Discovery Subaccount                 122        209         298         554
                                  --------- ------------ ---------- ------------
Focused Equity Subaccount            122        209         298         554
                                  --------- ------------ ---------- ------------
Government Subaccount                122        210         302         562
                                  --------- ------------ ---------- ------------
Growth Subaccount                    122        209         298         553
                                  --------- ------------ ---------- ------------
High Yield Subaccount                123        209         299         555
                                  --------- ------------ ---------- ------------
International Securities             124        214         307         571
Subaccount
                                  --------- ------------ ---------- ------------
Investment Grade Subaccount          121        208         298         555
                                  --------- ------------ ---------- ------------
Target Maturity 2007 Subaccount      121        208         298         554
                                  --------- ------------ ---------- ------------
Target Maturity 2010 Subaccount      121        209         299         557
                                  --------- ------------ ---------- ------------
Target Maturity 2015 Subaccount      122        209         300         559
                                  --------- ------------ ---------- ------------
Utilities Income Subaccount          122        209         298         554
--------------------------------- --------- ------------ ---------- ------------


If you do not surrender your contract (or if you annuitize) at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


--------------------------------- ---------- ----------- ----------- -----------
                                   1 year     3 years     5 years      10 years
                                  ---------- ----------- ----------- -----------
Blue Chip Subaccount                  52         159         267         552
                                  ---------- ----------- ----------- -----------
Cash Management Subaccount            51         160         271         561
                                  ---------- ----------- ----------- -----------
Discovery Subaccount                  52         159         268         554
                                  ---------- ----------- ----------- -----------
Focused Equity Subaccount             52         159         268         554
                                  ---------- ----------- ----------- -----------
Government Subaccount                 52         160         272         562
                                  ---------- ----------- ----------- -----------
Growth Subaccount                     52         159         268         553
                                  ---------- ----------- ----------- -----------
High Yield Subaccount                 53         159         269         555
                                  ---------- ----------- ----------- -----------
International Securities              54         164         277         571
Subaccount
                                  ---------- ----------- ----------- -----------
Investment Grade Subaccount           51         158         268         555
                                  ---------- ----------- ----------- -----------
Target Maturity 2007 Subaccount       51         158         268         554
                                  ---------- ----------- ----------- -----------
Target Maturity 2010 Subaccount       51         159         269         557
                                  ---------- ----------- ----------- -----------
Target Maturity 2015 Subaccount       52         159         270         559
                                  ---------- ----------- ----------- -----------
Utilities Income Subaccount           52         159         268         554
--------------------------------- ---------- ----------- ----------- -----------


YOU SHOULD NOT CONSIDER THE EXPENSES IN THE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE MORE OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

Table 1:  Separate Account C

This table shows the Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount of Separate Account C, at the dates shown. The Accumulation Unit Value for each Subaccount was initially set at $10.00 on October 16, 1990, except as follows: Investment Grade Subaccount and Government Subaccount, January 7, 1992; Utilities Income Subaccount, November 16, 1993; Target Maturity 2007 Subaccount, April 24, 1995; Target Maturity 2010 Subaccount, April 29, 1996; and Focused Equity Subaccount and Target Maturity 2015 Subaccount, November 8, 1999.


--------------- --------------------- ---------------------- -------------------
                                                                 Number of
                                           Accumulation         Accumulation
Subaccount              At                 Unit Value($)           Units
----------------- -------------------- -------------------- --------------------
Blue Chip          December 31, 1991       13.42731580            561,758.4
Subaccount         December 31, 1992       14.18287684          1,085,254.0
                   December 31, 1993       15.23373431          1,529,348.1
                   December 31, 1994       14.86290782          1,959,841.2
                   December 31, 1995       19.71773603          2,413,509.3
                   December 31, 1996       23.72148089          3,116,839.9
                   December 31, 1997       29.75982140          3,812,804.5
                   December 31, 1998       34.96033275          4,012,212.4
                   December 31, 1999       43.37805126          4,075,636.0
                   December 31, 2000       40.47315517          4,141,919.4
----------------- -------------------- -------------------- --------------------

Cash               December 31, 1991       10.52748985            571,891.0
Management         December 31, 1992       10.73770189            437,185.0
Subaccount         December 31, 1993       10.91847727            253,743.1
                   December 31, 1994       11.21833852            235,919.5
                   December 31, 1995       11.71983145            252,407.7
                   December 31, 1996       12.18484038            246,553.2
                   December 31, 1997       12.67719681            256,188.6
                   December 31, 1998       13.18253046            364,729.9
                   December 31, 1999       13.66202731            436,613.4
                   December 31, 2000       14.32759674            348,628.5
----------------- -------------------- -------------------- --------------------

--------------- --------------------- ---------------------- -------------------
                                                                    Number of
                                           Accumulation           Accumulation
Subaccount              At                 Unit Value($)             Units
--------------- --------------------- ---------------------- -------------------
Discovery         December 31, 1991        16.53848277               130,585.7
Subaccount        December 31, 1992        18.93150000               307,107.8
                  December 31, 1993        22.89932001               563,070.0
                  December 31, 1994        22.07727850               867,303.8
                  December 31, 1995        27.37355380             1,203,507.8
                  December 31, 1996        30.48354883             1,523,777.2
                  December 31, 1997        35.26286749             1,838,056.5
                  December 31, 1998        35.97570267             1,911,584.8
                  December 31, 1999        45.58089213             1,823,561.9
                  December 31, 2000        45.02740256             1,862,653.4
--------------- --------------------- ---------------------- -------------------
Focused Equity    December 31, 1999        10.23513243               126,244.7
Subaccount        December 31, 2000         9.02575171               495,107.5
--------------- --------------------- ---------------------- -------------------
Government        December 31, 1992        10.87670909               437,095.3
Subaccount        December 31, 1993        11.44920392               674,512.1
                  December 31, 1994        10.85941183               672,797.1
                  December 31, 1995        12.43183229               705,348.4
                  December 31, 1996        12.74903390               643,378.3
                  December 31, 1997        13.70958126               588,697.3
                  December 31, 1998        14.59671768               601,159.8
                  December 31, 1999        14.60339104               568,487.4
                  December 31, 2000        15.98199961               535,591.1
--------------- --------------------- ---------------------- -------------------
Growth            December 31, 1991        14.34498476               204,821.5
Subaccount        December 31, 1992        15.59155937               567,241.7
                  December 31, 1993        16.35977780               958,529.1
                  December 31, 1994        15.73131059             1,347,003.7
                  December 31, 1995        19.48689883             1,729,637.0
                  December 31, 1996        24.01011967             2,241,867.6
                  December 31, 1997        30.73197657             2,862,521.1
                  December 31, 1998        38.74794069             3,085,019.4
                  December 31, 1999        48.51704335             3,252,259.5
                  December 31, 2000        48.04609906             3,340,496.6
--------------- --------------------- ---------------------- -------------------

--------------- --------------------- ---------------------- -------------------
                                                                    Number of
                                           Accumulation           Accumulation
Subaccount              At                 Unit Value($)             Units
--------------- --------------------- ---------------------- -------------------
High Yield        December 31, 1991         13.25243640              220,366.3
Subaccount        December 31, 1992         14.86894995              279,777.4
                  December 31, 1993         17.38280181              391,036.8
                  December 31, 1994         16.93482626              513,297.7
                  December 31, 1995         20.09026188              671,849.9
                  December 31, 1996         22.38760536              799,626.6
                  December 31, 1997         24.92887084              950,571.7
                  December 31, 1998         25.45748200            1,016,074.5
                  December 31, 1999         26.45283224              983,518.1
                  December 31, 2000         24.52341446              845,530.9
--------------- --------------------- ---------------------- -------------------
International     December 31, 1991         11.73276972              269,273.6
Securities        December 31, 1992         11.46589494              463,523.6
Subaccount        December 31, 1993         13.86795475              792,294.1
                  December 31, 1994         13.55233761            1,383,676.5
                  December 31, 1995         15.92618862            1,502,998.2
                  December 31, 1996         18.16949900            1,956,014.4
                  December 31, 1997         19.62431480            2,329,410.5
                  December 31, 1998         22.96087882            2,307,046.6
                  December 31, 1999         29.88384295            2,287,489.9
                  December 31, 2000         26.13424634            2,326,576.3
--------------- --------------------- ---------------------- -------------------
Investment        December 31, 1992         10.77845214              395,839.5
Grade             December 31, 1993         11.82065978              784,651.0
Subaccount        December 31, 1994         11.28602521              923,445.3
                  December 31, 1995         13.37384783            1,076,644.3
                  December 31, 1996         13.61638687            1,050,200.1
                  December 31, 1997         14.80366272              988,996.1
                  December 31, 1998         15.99733761            1,071,756.2
                  December 31, 1999         15.43710810            1,018,466.9
                  December 31, 2000         16.73716815              927,626.9
--------------- --------------------- ---------------------- -------------------

--------------- --------------------- ---------------------- -------------------
                                                                    Number of
                                           Accumulation           Accumulation
Subaccount              At                 Unit Value($)             Units
--------------- --------------------- ---------------------- -------------------
Target            December 31, 1995         11.90553994              775,738.1
Maturity          December 31, 1996         11.53266965            1,252,102.1
2007              December 31, 1997         12.94581989            1,515,226.0
Subaccount        December 31, 1998         14.73597183            1,547,831.2
                  December 31, 1999         13.21972831            1,522,038.7
                  December 31, 2000         15.23938884            1,498,545.3
--------------- --------------------- ---------------------- -------------------
Target            December 31, 1996         10.81913243              170,708.7
Maturity          December 31, 1997         12.41073564              381,345.1
2010              December 31, 1998         14.05135661              478,329.7
Subaccount        December 31, 1999         12.28007118              506,806.1
                  December 31, 2000         14.71819624              515,129.6
--------------- --------------------- ---------------------- -------------------
Target
Maturity
2015              December 31, 1999          9.47930868               36,480.1
Subaccount        December 31, 2000         11.73183430               98,247.3
--------------- --------------------- ---------------------- -------------------
Utilities         December 31, 1993          9.92774964               45,091.7
Income            December 31, 1994          9.11659215              473,447.1
Subaccount        December 31, 1995         11.75759954            1,129,455.9
                  December 31, 1996         12.75464824            1,689,626.3
                  December 31, 1997         15.79406311            1,878,396.6
                  December 31, 1998         17.60340941            2,219,597.9
                  December 31, 1999         20.46267830            2,474,003.3
                  December 31, 2000         20.13959367            2,724,957.9
--------------- --------------------- ---------------------- -------------------

Table 2:  Separate Account D

This table shows the Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount of Separate Account D, on the dates shown. The Accumulation Unit Value for each Subaccount was initially set at $10.00 on July 28, 1997, except as follows: Focused Equity Subaccount and Target Maturity 2015 Subaccount, November 8, 1999.


--------------- --------------------- ---------------------- -------------------
                                                                    Number of
                                           Accumulation           Accumulation
Subaccount              At                 Unit Value($)             Units
--------------- --------------------- ---------------------- -------------------
Blue Chip         December 31, 1997         10.18519950              426,185.6
Subaccount        December 31, 1998         11.91730629            1,531,169.8
                  December 31, 1999         14.72774188            2,333,261.2
                  December 31, 2000         13.68644310            3,004,519.0
--------------- --------------------- ---------------------- -------------------
 Cash             December 31, 1997         10.15474840               28,344.4
Management        December 31, 1998         10.51737952               82,526.4
Subaccount        December 31, 1999         10.85642214              218,614.0
                  December 31, 2000         11.33973820              222,276.5
--------------- --------------------- ---------------------- -------------------
Discovery         December 31, 1997         10.23140687              205,814.9
Subaccount        December 31, 1998         10.39655938              701,595.6
                  December 31, 1999         13.11978934              963,277.6
                  December 31, 2000         12.90858187            1,335,912.6
--------------- --------------------- ---------------------- -------------------
Focused Equity    December 31, 1999         10.24021672               44,020.7
Subaccount        December 31, 2000          8.99406909              226,565.0
--------------- --------------------- ---------------------- -------------------
Government        December 31, 1997         10.28895863               13,321.1
Subaccount        December 31, 1998         10.91102057              103,476.8
                  December 31, 1999         10.87242751              133,403.0
                  December 31, 2000         11.85119732              141,948.1
--------------- --------------------- ---------------------- -------------------
Growth            December 31, 1997         10.33626489              346,768.7
Subaccount        December 31, 1998         12.98031991            1,316,750.1
                  December 31, 1999         16.18805732            2,158,958.5
                  December 31, 2000         15.96673946            2,716,871.2
--------------- --------------------- ---------------------- -------------------
High Yield         December 31, 1997        10.42338850               60,209.4
Subaccount        December 31, 1998         10.60191952              325,195.4
                  December 31, 1999         10.97246124              491,040.3
                  December 31, 2000         10.13142029              442,392.1
--------------- --------------------- ---------------------- -------------------

--------------- --------------------- ---------------------- -------------------
                                                                    Number of
                                           Accumulation           Accumulation
Subaccount              At                 Unit Value($)             Units
--------------- --------------------- ---------------------- -------------------
International     December 31, 1997          9.30734342              196,448.9
Securities        December 31, 1998         10.84633615              536,298.4
Subaccount        December 31, 1999         14.06030884              883,074.3
                  December 31, 2000         12.24688331            1,212,143.3
--------------- --------------------- ---------------------- -------------------
Investment        December 31, 1997         10.33902780               22,448.4
Grade             December 31, 1998         11.12810542              156,868.9
Subaccount        December 31, 1999         10.69552064              239,796.7
                  December 31, 2000         11.54984688              261,929.8
--------------- --------------------- ---------------------- -------------------
Target            December 31, 1997         10.62155299               62,839.0
Maturity          December 31, 1998         12.04205143              302,580.8
2007              December 31, 1999         10.75985291              471,988.9
Subaccount        December 31, 2000         12.35406555              513,058.1
--------------- --------------------- ---------------------- -------------------
Target            December 31, 1997         10.79920122               43,680.6
Maturity          December 31, 1998         12.17798882              188,719.4
2010              December 31, 1999         10.60034923              223,367.6
Subaccount        December 31, 2000         12.65413911              298,456.3
--------------- --------------------- ---------------------- -------------------
Target
Maturity
2015              December 31, 1999          9.95734955                5,000.0
Subaccount        December 31, 2000         12.27416250               42,941.2
--------------- --------------------- ---------------------- -------------------
Utilities         December 31, 1997         11.67391319               33,306.9
Income            December 31, 1998         12.95932846              449,163.0
Subaccount        December 31, 1999         15.00415356              806,463.3
                  December 31, 2000         14.70812904            1,151,189.3
--------------- --------------------- ---------------------- -------------------

OVERVIEW
--------------------------------------------------------------------------------


This overview highlights some basic information about the two individual variable annuity Contracts offered by First Investors Life in this prospectus. They invest in the same underlying investment portfolios but have different sales charge and expense structures and different death benefit features. Separate Account C ("Tax Tamer I") Contracts are sold with a front-end sales charge. Separate Account D ("Tax Tamer II") Contracts are sold with a contingent deferred sales charge. We will not accept a purchase of a Separate Account D Contract with the proceeds from a surrender of a Separate Account C Contract. You will find more information about the Contracts in "THE CONTRACTS IN DETAIL" section of this prospectus.

HOW THE CONTRACTS WORK

The Contracts have two phases: an accumulation period and an annuity income period. During the accumulation period, earnings on your investment accumulate on a tax-deferred basis. The annuity income period begins when you start to receive annuity income payments. You can select one of several annuity income payment options. The amount of your annuity payments will depend upon the performance of the investment options you have selected as well as the type of annuity option you choose.


During the accumulation period, you invest in Subaccounts that have different investment objectives. You gain or lose money based upon the performance of the Subaccounts in which you invest. The Contracts currently offer 13 Subaccounts. All 13 Subaccounts may not be available to Contractowners in every state in which we offer the Contracts. Each Subaccount invests at net asset value in shares of a corresponding "Fund" of Life Series Fund with the same name and investment objectives. For example, the Blue Chip Subaccount invests in the Blue Chip Fund. For information on the investment objectives, principal investment strategies, and principal investment risks of each Fund, see the Life Series Fund prospectus, which is attached at the end of this prospectus.


--------------------------------------------------------------------------------
     SUBACCOUNT                       FUND
--------------------------------------------------------------------------------
     Blue Chip Subaccount             Blue Chip Fund
--------------------------------------------------------------------------------
     Cash Management Subaccount       Cash Management Fund
--------------------------------------------------------------------------------
     Discovery Subaccount             Discovery Fund
--------------------------------------------------------------------------------
     Focused Equity Subaccount        Focused Equity Fund
--------------------------------------------------------------------------------
     Government Subaccount            Government Fund
--------------------------------------------------------------------------------
     Growth Subaccount                Growth Fund
--------------------------------------------------------------------------------
     High Yield Subaccount            High Yield Fund
--------------------------------------------------------------------------------
     International Securities
     Subaccount                       International Securities Fund
--------------------------------------------------------------------------------
     Investment Grade Subaccount      Investment Grade Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Target Maturity 2007 Subaccount  Target Maturity 2007 Fund
--------------------------------------------------------------------------------
     Target Maturity 2010 Subaccount  Target Maturity 2010 Fund
--------------------------------------------------------------------------------
     Target Maturity 2015 Subaccount  Target Maturity 2015 Fund
--------------------------------------------------------------------------------
     Utilities Income Subaccount      Utilities Income Fund

Each Contract provides a guaranteed death benefit that is payable to a designated beneficiary when the annuitant dies. The Separate Account C Contract guarantees that the beneficiary will receive the greater of (i) the total purchase payments less any withdrawals or (ii) the accumulated value of the Contract on the date of receipt of written notification of death at our home office or other designated office. The Separate Account D guarantees that the beneficiary will receive the greater of (i) the total purchase payments less any withdrawals, (ii) the accumulated value of the Contract on the date of receipt of due proof of death at our home office or other designated office, or (iii) the accumulated value on the immediately preceding specified contract anniversary date (these Anniversary dates occur every 7 years after you purchase your Contract) plus any additional purchase payments and less any subsequent withdrawals.

WHO WE ARE

First Investors Life

First Investors Life, 95 Wall Street, New York, New York 10005, is a stock life insurance company incorporated in New York in 1962. We write life insurance, annuities and accident and health insurance.

First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Life, First Investors Corporation ("FIC"), the distributor of the contracts, First Investors Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Fund, and Administrative Data Management Corp., the transfer agent for the Life Series Fund. Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls First Investors Life and the other companies that are owned by FICC.


Separate Accounts C & D

First Investors Life Variable Annuity Fund C ("Separate Account C") was established on December 21, 1989 under New York Insurance Law. First Investors Life Variable Annuity Fund D ("Separate Account D") was established on April 8, 1997 under New York Insurance Law. Separate Account C and Separate Account D are registered with the Securities and Exchange Commission ("SEC") as unit investment trusts under the Investment Company Act of 1940 ("1940 Act").

We segregate the assets of each Separate Account from our other assets. We cannot charge liabilities arising out of our other businesses against that portion of each Separate Account's assets that is approximately equal to the amount that is necessary to support the Contracts. We credit to, or charge against, the Subaccounts of each Separate Account realized and unrealized income, gains and losses without regard to our other income, gains and losses. The obligations under the Contracts are our obligations.

Each Subaccount invests its assets in a corresponding Fund of the Life Series Fund at net asset value. Each Subaccount reinvests all distributions received from a Fund in additional shares of that Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value. We value shares of the Funds that we hold in the Subaccounts at their net asset values.

The Life Series Fund

The Life Series Fund is an open-end management investment company (commonly known as a "mutual fund") registered with the SEC under the 1940 Act. The Life Series Fund offers its shares only through the purchase of our variable annuity contracts or variable life insurance policies. It does not offer its shares directly to the general public. The Life Series Fund reserves the right to offer its shares to other separate accounts of FIMCO or directly to us.


FIMCO, the investment adviser of the Life Series Fund, is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109, to serve as the subadviser of the International Securities Fund, Growth Fund, and Focused Equity Fund. See the Life Series Fund Prospectus for more information about the investment adviser and subadviser as well as the fees that each Fund paid for the fiscal year ended December 31, 2000.


RISK AND REWARD CONSIDERATIONS

You should consider investing in a Contract if you are seeking to accumulate assets for your retirement or you are already retired and you want to supplement your retirement savings. Each Contract offers you thirteen professionally managed investment Subaccounts with different investment objectives, policies and risks. You pay no income taxes on any gains until you withdraw your money through surrenders or one of our annuity options. This allows your money to grow faster. You can also exchange your investments among the Subaccounts, as your circumstances change, without current income taxes. Moreover, there are no income or contribution limits - such as those that exist on individual retirement accounts or 401(k)s - that restrict the amount that you can invest. You control how much you invest for your retirement and when and how often you wish to add to your account.
There are several factors that you should consider before you make a decision to purchase a Contract.

- You bear all of the investment risk of the Subaccounts you select, which means you could lose money. The investment objectives, primary investment strategies, and primary risks of the underlying Funds are described in the attached Life Series Fund prospectus.

- An investment in a Contract is not an investment in a mutual fund. The Contract differs from an investment in a mutual fund in that it has a death benefit and annuity pay-out options, you pay charges for these annuity benefits ("additional annuity charges") that are not applicable to investments in mutual funds, and we, not you, own the shares of the underlying Life Series Funds.

- You should not consider investing in a Contract unless you plan to maintain your investment for at least 10 years and do not plan to take withdrawals prior to age 59 1/2. It will generally take at least 10 years before the benefits of tax deferred growth outweigh the additional annuity charges. Moreover, distributions prior to age 59 1/2 are, with some exceptions, subject to a penalty tax. See "TAX INFORMATION."

- We generally do not recommend the Contract for investors who are in combined federal, state and local income tax brackets of less than 28%. For such investors, the benefits of tax deferred growth are not likely to outweigh the additional annuity charges.

- If you are investing assets within an individual retirement account or other qualified retirement plan account, a mutual fund investment provides the same tax deferred growth potential as a variable annuity, without the additional annuity charges.

- A partial or total surrender of a Contract is taxed as ordinary income to the extent that the Contract value exceeds your investment in the Contract (i.e., on an "income first" basis). See "TAX INFORMATION."

- The death benefit paid to a beneficiary of the Contract is taxed as ordinary income to the beneficiary at the beneficiary's tax rate to the extent that the death benefit exceeds the owner's investment in the Contract. Thus, if your primary objective is to pass wealth on to your heirs, a life insurance policy may be more appropriate for you. The death benefit on a life insurance policy generally passes income-tax free to the beneficiary.


- It may not be advisable to switch from one variable annuity contract to another because each contract will have a sales charge. For this reason, we do not allow switches between Separate Account C and Separate Account D Contracts.

THE CONTRACTS IN DETAIL
--------------------------------------------------------------------------------

The Contracts are variable annuity contracts which provide you with the opportunity to accumulate capital on a tax deferred basis by investing in underlying subaccounts and thereafter to annuitize your net accumulated value if you wish. We offer the Contracts in states where we have the authority to issue the Contracts. We designed the Contracts to offer lifetime annuity payments to annuitants according to several annuity options. The amount of annuity payments will depend upon the investment performance of the Subaccounts you select as well as the type of annuity option you choose. The Contracts obligate us to make payments for the lifetime of the annuitant in accordance with the annuity rates in the Contract, regardless of actual mortality experience (see "Annuity Period"). If the annuitant dies before the annuity commencement date, we will pay a death benefit to the beneficiary whom you designate. For a discussion of the amount and manner of payment of this benefit, see "Death of Annuitant During the Accumulation Period."

You may surrender all or a portion of the accumulated value during the accumulation period. For a discussion on withdrawals during the accumulation period, see "Full and Partial Surrenders During the Accumulation Period." For federal income tax consequences of a withdrawal, see "Tax Information." If a Contract is purchased within a qualified trust or plan, the exercise of any Contract right, including the right to make a withdrawal during the accumulation period, is subject to the terms and conditions of the trust or plan. This prospectus contains no information concerning such trust or plan.

We reserve the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations.

Contractowners with any inquiries concerning their account should write to us at our Home Office, 95 Wall Street, New York, New York 10005.

PURCHASE PAYMENTS

Your initial purchase payment must be at least (a) $2,000 for a Contract under Separate Account C and (b) $25,000 for a Contract under Subaccount D. You may make an additional payment under a Contract of at least $200 at any time after Contract issuance under Separate Account C or Separate Account D. We will not accept a purchase of a Separate Account D Contract with the proceeds from a surrender of a Separate Account C Contract.

We credit an initial purchase payment (less any charges) to your Contract on the valuation date that we receive it, provided that we have received a properly completed application. We credit an additional payment to your Contract on the valuation date that we receive it. If we receive an incomplete application from you, you must provide us with all required information not later than five business days following the receipt of such application. Otherwise, we will return the purchase payment to you at the end of the five-day period.

Your purchase payments buy accumulation units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate purchase payments to the appropriate Subaccount or Subaccounts based on the next computed value of an accumulation unit following receipt at our home office or other designated office. For Separate Account C, we make these allocations after deductions for sales expenses (see "Sales Charge"). We value accumulation units at the end of each valuation date (i.e., as of the close of regular trading on the NYSE, normally 4:00 P.M., Eastern Time).

ALLOCATION OF NET PURCHASE PAYMENTS TO SUBACCOUNT(S)

When you purchase a Contract, you allocate (a) your net purchase payment and (b) any additional purchase payments (less any charges) to at least one of the Subaccounts that are available in your state.

You may choose up to five Subaccounts, provided that you allocate no less than 10% of a purchase payment (less any charges) to any Subaccount (we reserve the right to adjust your allocation to eliminate fractional percentages).

You may thereafter transfer part or all of your accumulated value in a Subaccount to one or more other Subaccounts (subject to the two limitations immediately above) twice during a Contract year in Separate Account C (six times in certain states) and 12 times during a Contract year in Separate Account D.

Each Subaccount invests its assets at net asset value in shares of the corresponding Fund of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund. The Funds of the Life Series Fund have different investment objectives, investment strategies, and investment risks. The Funds also have different expenses. The Life Series Fund's Prospectus describes each Fund in detail. There is no assurance that any Fund will realize its investment objective. The accumulated value of your Contract may increase or decrease depending on the investment performance of the Subaccounts that you choose.

SALES CHARGE

We impose a sales charge for both Separate Account C and Separate Account D.

Separate Account C Sales Charge.

For Separate Account C, the sales charge is an initial sales charge that we deduct from your purchase payments.

We intend the sales charge to cover expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts. Discounts are available on larger purchases as shown in the table below. Moreover, when you make additional payments after the issuance of the Contract you are entitled to a credit for all prior payments in computing the sales charge percentage. In other words, you pay the sales charge percentage that reflects (a) the total amount of all purchase payments previously made plus (b) the amount of the additional payment being made.

Sales Charge Table for Separate Account C Contracts

--------------------------------- ------------------------- --------------------
                                     Sales Charge as % of        Amount to
                                     Purchase    Net Amount    Dealers as % of
                                    Payments*     Invested    Purchase Payments
Amount of Purchase Payment(s)
--------------------------------- ------------- ----------- --------------------
Less than $25,000                       7.00%        7.53%          5.75%
$25,000 but under $50,000               6.25         6.67           5.17
$50,000 but under $100,000              4.75         4.99           3.93
$100,000 but under $250,000             3.50         3.63           2.90
$250,000 but under $500,000             2.50         2.56           2.19
$500,000 but under $1,000,000           2.00         2.04           1.67
$1,000,000 or over                      1.50         1.52           1.24
--------------------------------- ------------- ----------- --------------------
 * ASSUMES THAT WE HAVE DEDUCTED NO PREMIUM TAXES.

We do not impose a sales charge for Contracts sold to (a) officers and full-time employees of First Investors Life or its affiliates who have been employed for at least one year, (b) our agents who have been under contract for at least one year, or (c) Contractowners of First Investors Life Variable Annuity Fund A ("Separate Account A") who exchange their Separate Account A Contracts for Separate Account C Contracts at the next computed values of their Accumulation Units. We require Contractowners who exchange from Separate Account A to Separate Account C to execute a change of contract form. This form states that we deduct a daily charge equal to an annual rate of 1.00% of the daily

Accumulation Unit value of any Subaccount as a charge for mortality and expense risks. We may modify or terminate this exchange privilege at any time.

Separate Account D Sales Charge

For Separate Account D, we sell the Contracts without an initial sales charge. However, we deduct a contingent deferred sales charge ("CDSC") from the proceeds that we pay you on a full or partial surrender. The CDSC is a percentage of the amount that you surrender (not to exceed the aggregate amount of your purchase payments). The CDSC percentage declines, in accordance with the Table below, from 7% to 0% over a seven-year period from the date purchase payments are received to the date of their surrender. If you have made purchase payments at different times, the CDSC on any one purchase payment will depend upon the length of time from our receipt of the payment to the time of its surrender.

Contingent Deferred Sales Charge Table for
Separate Account D Contracts

-------------------------------------- -----------------------------------------
        Contingent Deferred                         Length of Time
    Sales Charge as a Percentage of              from Purchase Payment
     Purchase Payments Surrendered                     in Years
                  7%                                  Less than 1
                  6%                                       1-2
                  5%                                       2-3
                  4%                                       3-4
                  3%                                       4-5
                  2%                                       5-6
                  1%                                       6-7
                  0%                                   More than 7
-------------------------------------- -----------------------------------------

You will not be charged a CDSC on partial surrenders during any contract year up to the annual withdrawal privilege amount of 10% of purchase payments. You will be subject to a CDSC on any excess over this amount at the applicable CDSC percentage in the Table. In calculating such a CDSC, we will assume that the amount which you are surrendering is coming first from surrenders of purchase payments (which are subject to the applicable CDSC) and then from any accumulated value other than purchase payments (which is not subject to any CDSC). If you have made purchase payments at different times, your purchase payments will be treated as being surrendered in the order that we have received them (i.e., first-in, first-out).

We will also not assess a CDSC:

- in the event of the death of the annuitant or the Contractowner,

- if you apply the accumulated value to an annuity option under the contract, or

- for surrenders used to pay premium taxes.

For information concerning the annuity options and the withdrawal privilege, see "Annuity Options" and "Full and Partial Surrenders During the Accumulation Period."

MORTALITY AND
EXPENSE RISK CHARGES

We impose mortality and expense risk charges for both Separate Account C and Separate Account D. The charges are different for each of these Separate Accounts reflecting the difference in the death benefits offered by the two Contracts.

The mortality risk that we assume arises from our obligation to continue to make fixed or variable annuity payments, determined in accordance with the provisions of the Contracts, to each annuitant regardless of (a) how long that person lives and (b) how long all payees as a group live. This assures an annuitant that neither the annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the annuitant will receive under the Contract. We also assume mortality risk as a result of our guarantee of a minimum payment in the event of the death prior to the annuity commencement date of the annuitant under Separate Account C and the annuitant or the Contractowner named in the original application for the Contract under Separate Account D.

In addition, we assume the risk that the charges for administrative expenses may not be adequate to cover such expenses. We will not increase the amount we charge for administrative expenses. In consideration for our assumption of these mortality and expense risks, we deduct an amount equal on an annual basis to the following percentage of the daily accumulation unit value of the Subaccounts:

For Separate Account C, 1.00%, of which approximately 0.60% is for assuming the mortality risk and 0.40% is for assuming the expense risk.

For Separate Account D, 1.25%, of which approximately 0.85% is for assuming the mortality risk and 0.40% is for assuming the expense risk.

We guarantee that we will not increase the mortality and expense risk charges during the term of any Contract. If the charges are insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to us. We can use any profits resulting to us from over-estimates of the actual costs of the mortality and expense risks for any business purpose, including the payment of expenses of distributing the Contracts. These profits will not remain in Separate Account C or Separate Account D.

OTHER CHARGES

Administrative Charge

For Separate Account C, we may deduct an administrative charge of $7.50 annually from the accumulated value of Contracts that have an accumulated value of less than $1,500 because of partial surrenders. These charges are to compensate us for expenses involved in administering small accounts. If the actual expenses exceed charges, we will bear the loss. For Separate Account D, we deduct an amount equal annually to 0.15% of the daily net asset value of the Subaccounts for the expense of administering the Contract. We guarantee that we will not increase the administrative charges during the term of any Contract.

Contract Maintenance Charge

For Separate Account D, we deduct a $30.00 contract maintenance charge from the accumulated value, on (a) the last business day of each Contract Year or (b) the date of surrender of the Contract, if earlier. This charge will not exceed 2% of the accumulated value. We make the charge against the accumulated value by proportionately reducing the number of accumulation units held in each of your Subaccounts of Separate Account D. We guarantee that we will not increase this charge during the term of any Contract.

Premium Tax Charge

Some states assess premium taxes at the time you:

-  make purchase payments,

-  surrender, or

-  begin receiving annuity payments.

We currently pay any Premium taxes that are assessed. However, we reserve the right to deduct such premium taxes in accordance with the terms of your contract. See "Appendix I" for premium tax table.

Expenses


Total Separate Account expenses for the fiscal year ended December 31, 2000 amounted to $6,401,560 or 1.04% of average net assets for Separate Account C and $2,054,350 or 1.50% of average net assets for Separate Account D. The Funds have expenses that they pay out of their assets.


THE ACCUMULATION PERIOD

Crediting Accumulation Units

During the Accumulation Period, we credit purchase payments on the Contract in the form of accumulation units. We determine the number of accumulation units that we credit to a Contractowner for the Subaccounts by dividing (a) the purchase payment (less any charges) by (b) the value of an accumulation unit for the Subaccount. We make this valuation after we receive the purchase payment at our home office or other designated office.

The value of the Contractowner's accumulated value varies with the value of the assets of the Subaccounts. The investment performance of the Subaccounts, expenses, and deduction of certain charges affect the value of an accumulation unit. There is no assurance that your accumulated value will equal or exceed purchase payments. We determine your accumulated value for a valuation period by multiplying (a) the total number of accumulation units we credit to the Subaccount by (b) the value of an accumulation unit for the Subaccount for the valuation period.

Death of Annuitant During the Accumulation Period

If the annuitant dies prior to the annuity commencement date, we pay a death benefit to the beneficiary you have designated. We make this payment when we receive (a) a death certificate or similar proof of the death of the Annuitant ("Due Proof of Death") and (b) a First Investors Life claimant's statement that includes notification of the Beneficiary's election to receive payment in either a single sum settlement or an annuity option. We determine the value of the death benefit as of the next computed value of the accumulation units following our receipt at our home office or other designated office of written notification of death, in the case of Separate Account C, or Due Proof of Death in the case of Separate Account D.

If you do not elect payment of the death benefit under one of the annuity options before the annuitant's death, the beneficiary may elect to have the death benefit (a) paid in a single sum or (b) applied to provide an annuity under one of the annuity options or (c) as we otherwise permit. If the beneficiary elects a single sum settlement, we pay the amount of the death benefit within seven days of receipt of Due Proof of Death and a claimant's statement.

If the beneficiary wants an annuity option, the beneficiary has up to 60 days commencing with the date of our receipt of Due Proof of Death to select an annuity option. If the beneficiary does not make a selection by the end of the 60-day period, we pay a single sum settlement to the beneficiary. If the beneficiary selects any annuity option, the annuity commencement date is the date specified in the election. That date may be no later than 60 days after receipt by us of Due Proof of Death.

The amount of the death benefit payable on the death of the annuitant is as follows:

- For Separate Account C, the greater of (a) the total purchase payments less withdrawals or (b) the accumulated value on the date of receipt of written notification of death at our Home Office, or other designated office.

- For Separate Account D, the greatest of (a) the total purchase payments less any withdrawals; (b) the accumulated value on the date of receipt of Due Proof of Death at our home office or other designated office; or (c) the accumulated value on the immediately preceding specified contract anniversary, increased by any additional purchase payments and decreased by any partial surrenders since that anniversary. The specified contract anniversary is every seventh contract anniversary (i.e., 7th, 14th, 21st, etc.).

The following example demonstrates how the amount of death benefit payable would be determined for a Separate Account D Contract assuming (1) the purchase payment is $50,000; (2) no additional purchase payments or partial surrenders have been made; (3) the annuitant's death occurs in year 9 when the accumulated value is $70,000; and (4) the accumulated value on the 7th contract anniversary (the immediately preceding specified contract anniversary) is $80,000.

The amount of death benefit payable would be $80,000, which is the greatest of
(a), (b), or (c) as shown below.

------------------------------- ----------------------- ------------------------
               (a)                         (b)                      (c)
                                    Accumulated Value
  Total Purchase Payments less      of Contract on the     Accumulated Value on
        any withdrawals             date of receipt of         7th Contract
                                    Due Proof of Death          Anniversary
------------------------------- ----------------------- ------------------------
             $50,000                     $70,000                  $80,000
------------------------------- ----------------------- ------------------------

Death of Contractowner During the Accumulation Period

If the Contractowner dies before we have distributed the entire interest in the Contract, we must distribute the value of the Contract to the beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under
Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"). Under Separate Account C, the entire interest of the Contractowner who dies is the accumulated value of the Contract. Under Separate Account D, if the Contractowner who dies is the one named in the original application for the Contract, the entire interest of that Contractowner in the Contract is the same as if the Contractowner had been the annuitant; if the Contractowner who dies is not the one named in the original application for the Contract, the entire interest of that Contractowner is the accumulated value of the Contract.

If the death of the Contractowner occurs prior to the annuity commencement date, we will distribute the entire interest in the Contract to the beneficiary (a) within five years, or (b) beginning within one year of death, under an annuity option that provides that we will make annuity payments over a period not longer than the life or life expectancy of the beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, we need not make any distribution. The surviving spouse may continue the Contract as the new Contractowner. If the Contractowner is also the annuitant, the spouse has the right to become the annuitant under the Contract. Likewise, if the annuitant dies and the Contractowner is not a natural person, the annuitant's surviving spouse has the right to become the Contractowner and the annuitant.

Full and Partial Surrenders
During the Accumulation Period

You may by written request make a full or partial surrender of your Contract, at any time before the earlier of the annuity commencement date or the death of the annuitant or Contractowner. You will be entitled to receive:

- For Separate Account C, the net accumulated value of the Contract or, in the case of a partial surrender, the portion surrendered.

- For Separate Account D, the net accumulated value of the Contract, or in the case of a partial surrender the portion surrendered, less (a) any applicable CDSC, and (b) the Contract Maintenance Charge.

A surrender request is effective on the date it is received in writing in a form acceptable to us at our home office or other designated office. Your accumulated value will be determined based on the next computed value of accumulation units following our receipt of your written request. We may defer payment of the amount of the surrender for a period of not more than seven days. We may also postpone such payment during any period when:

- trading on the NYSE is restricted as the SEC determines or the NYSE is closed for other than weekends and holidays;

- the SEC has by order permitted such suspension; or

- any emergency, as defined by SEC rules, exists when the sale of portfolio securities or calculation of securities is not reasonably practicable.

In the case of a partial surrender, unless you direct us otherwise, the amount you request will be deducted from your Subaccounts on a pro rata basis in the proportions to which their values bear to the accumulated value of your Contract. For Separate Account D, the amount remaining must be at least equal to our minimum balance requirement (currently $5,000). For Separate Account C, there is no minimum balance requirement. However, we may deduct an administrative charge of $7.50 annually if the surrender causes the value of your Contract to fall below $1,500. As noted previously, on a non-cumulative basis, you may make partial surrenders of a Separate Account D Contract during any contract year up to the annual withdrawal privilege amount of 10% of purchase payments without incurring a CDSC. Amounts surrendered under the withdrawal privilege are treated as being from accumulated values other than purchase payments.

For more information on fees, charges, and tax consequences on surrenders, see "THE CONTRACTS IN DETAIL -- Sales Charge, Mortality and Expense Risk Charges, and Other Charges"; and "TAX INFORMATION."

Annuity Commencement Date Exchange Privilege
(for Separate Account C only)

If you fully surrender this Contract during the one-year period preceding its annuity commencement date, you can use the proceeds to purchase Class A shares of First Investors mutual funds without incurring a sales charge.

THE ANNUITY PERIOD

Commencement Date

Annuity payments begin on the annuity commencement date you select when you buy a Contract. You may elect in writing to advance or defer the annuity commencement date, not later than 30 days before the annuity commencement date. You may defer the annuity commencement date until the first day of the calendar month after:

- for Separate Account C, the Annuitant's 85th birthday or, if state law permits, 90th birthday.

- for Separate Account D, the Annuitant's 90th birthday.

If you elect no other date, annuity payments will commence on the Contract anniversary date after:

- for Separate Account C, the Annuitant's 85th birthday, or, if state law permits, 90th birthday.

- for Separate Account D, the Annuitant's 90th birthday.

If the net accumulated value on the annuity commencement date is less than $2,000, we may pay such value in one sum in lieu of annuity payments. If the net accumulated value is $2,000 or more, but the variable annuity payments are less than $20, we may change the frequency of annuity payments to intervals that will result in payments of at least $20.

Assumed Investment Rate

We build a 3.5% assumed investment rate into the Contract's Annuity Tables, which are used to determine the amount of the monthly annuity payments. For a variable annuity, if the actual net investment rate of the Subaccounts is at the annual rate of 3.5%, the Variable Annuity payments will be level. If the actual net investment rate of the subaccounts is greater than 3.5%, subsequent variable annuity payments will be higher than the initial payment. If it is less than 3.5%, subsequent payments will be lower. A fixed annuity features annuity payments that remain fixed as to dollar amount throughout the payment period and an assumed interest rate of 3.5% per year built into the annuity tables in the Contract.

Annuity Options

You may elect to receive payments under any one of the annuity options in the Contract. You may make this election at any time at least 30 days before the annuity commencement date on written notice to us at our home office or other designated office. If no election is in effect on the annuity commencement date, we will make annuity payments on a variable basis only under annuity option 3 below, Life Annuity with 120 Monthly Payments Guaranteed. This is the basic annuity.

The material factors that determine the level of your annuity benefits are:

- the value of your individual account, as described in this Prospectus, before the annuity commencement date;

- the annuity option you select;

- the frequency and duration of annuity payments;

- the sex and adjusted age of the annuitant and any joint annuitant at the annuity commencement date; and

- in the case of a variable annuity, the investment performance of the Subaccounts you select.

We apply the accumulated value on the annuity commencement date, reduced by any applicable premium taxes not previously deducted, to provide (a) the basic annuity or (b) if you have elected an annuity option, one of the annuity options we describe below.

The Contracts provide for the six annuity options described below:

Option 1-Life Annuity. An annuity payable monthly during the lifetime of the annuitant, ceasing with the last payment due before the death of the annuitant. If you elect this option, annuity payments terminate automatically and immediately on the death of the annuitant without regard to the number or total amount of payments received.

Option 2a-Joint and Survivor Life Annuity. An annuity payable monthly during the joint lifetime of the annuitant and the joint annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.

Option 2b-Joint and Two-Thirds to Survivor Life Annuity. An annuity payable monthly during the joint lifetime of the annuitant and the joint annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Option 2c-Joint and One-Half to Survivor Life Annuity. An annuity payable monthly during the joint lifetime of the annuitant and the joint annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the annuitant and the joint annuitant without regard to the number or total amount of payments received.

Option 3-Life Annuity with 60, 120 or 240 Monthly Payments Guaranteed. An annuity payable monthly during the lifetime of the annuitant, with the guarantee that if, at his or her death, payments have been made for less than 60, 120 or 240 monthly periods, as elected, we will continue to pay to the beneficiary any guaranteed payments during the remainder of the selected period and, if the beneficiary dies after the annuitant, we will pay the beneficiary's estate the present value of the remainder of the guaranteed payments. The present value of the remaining payments is the discounted (or reduced) amount which would produce the total of the remaining payments assuming that the discounted amount grew at the effective annual interest rate assumed in the annuity tables of the

Contract. Pursuant to the 1940 Act, the beneficiary may also, at any time he or she is receiving guaranteed payments, elect to have us pay him or her the present value of the remaining guaranteed payments in a lump sum.

Option 4-Unit Refund Life Annuity. An annuity payable monthly during the lifetime of the annuitant, terminating with the last payment due before the death of the annuitant. We make an additional annuity payment to the beneficiary equal to the following. We take the annuity unit value of the Subaccount or Subaccounts as of the date that we receive notice of death in writing at our home office or other designated office. We multiply that value by the excess, if any, of (a) over (b). For this purpose, (a) is (i) the net accumulated value we allocate to each Subaccount and apply under the option at the annuity commencement date, divided by (ii) the corresponding annuity unit value as of the annuity commencement date, and (b) is the product of (i) the number of annuity units applicable under the Subaccount represented by each annuity payment and (ii) the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

Annuity Election

You may elect to have the net accumulated value applied at the annuity commencement date to provide a fixed annuity, a variable annuity, or any combination thereof. After the annuity commencement date, we allow no transfers or redemptions where we are making payments based upon life contingencies. You must make these elections in writing to us at our home office or other designated office at least 30 days before the annuity commencement date. In the absence of an election, we make annuity payments on a variable basis only under annuity option 3 above. Option 3 is the basic annuity, a Life Annuity with 120 Monthly Payments Guaranteed.

Death of Contractowner
During Annuity Period

If the death of the Contractowner occurs on or after the annuity commencement date, we will distribute the entire interest in the contract at least as rapidly as under the annuity option in effect on the date of death.

Death of Annuitant

On receipt of Due Proof of Death of the annuitant after annuity payments have begun under an annuity option, we make any remaining payments under the option to the beneficiary as provided by the option.

Unless otherwise provided in the beneficiary designation, if no beneficiary survives the annuitant, the proceeds will be paid in one sum to the contractowner, if living; otherwise, to the contractowner's estate.

TEN-DAY REVOCATION RIGHT

You may elect to cancel your Contract (a) within ten days from the date your Contract is delivered to you or (b) longer as applicable state law requires. We will cancel the Contract after we receive from you (a) the Contract and (b) a written request for cancellation, at our home office or other designated office. We will pay you an amount equal to the following:

- for Separate Account C, the sum of (a) the accumulated value of the Contract on the date of surrender and (b) the amount of any sales charges deducted from the initial purchase payment; and

- for Separate Account D, the sum of (a) the difference between the purchase payments made under the Contract and the amount allocated to Separate Account D under the Contract and (b) the accumulated value of the contract on the date of surrender.

Whether you are canceling a Separate Account C or D Contract, the amount we refund to you may be more or less than your initial purchase payment depending on the investment results of the Subaccount or Subaccounts to which you allocated purchase payments. However, in states that require a full refund of premiums, if you elect to exercise to cancel the Contract under the ten-day revocation right, on cancellation, you receive a full refund of the purchase payment.

TAX INFORMATION
--------------------------------------------------------------------------------

This section provides an overview of the federal tax law as it pertains to the Contracts. It assumes that the Contractowner is a natural person who is a U.S. citizen and U.S. resident. The federal tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The law described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

Taxation of a Contract will depend, in part, on whether the Contract is purchased outside or inside of a qualified retirement plan or an individual retirement account ("IRA"). The following discussion assumes that a Contract has been purchased outside of an IRA or qualified retirement plan. If a Contract is purchased within an IRA or Qualified retirement plan, the tax treatment of purchase payments, annuity payments, surrenders and death benefits will be governed by the laws applicable to IRAs and qualified plans.

PURCHASE PAYMENTS

Your purchase payments are not deductible from your gross income for tax purposes.

INCREASES IN
ACCUMULATED VALUE

Generally, there is no income tax on increases in your Contract's accumulated value until there is a distribution from a Contract. A distribution occurs when there is a total or partial surrender or an annuity payment.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. The remaining portion is a nontaxable recovery of your investment in the contract. Generally, your investment in the Contract equals the purchase payments you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by:

- dividing your investment in the Contract by the total amount you expect to receive out of the Contract, and

- multiplying the result by the amount of the payment.

For variable annuity payments, the tax-free portion of each payment is (a) your investment in the Contract divided by (b) the number of expected payments.

The remaining portion of each payment, and all of the payments you receive after you recover your investment in the Contract, are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

SURRENDERS

Before annuity payments begin, surrenders and loans are taxed as follows:

- a partial or total surrender is taxed in the year of receipt to the extent that the Contract's accumulated value exceeds the investment in the Contract (that is, on an "income first" basis);

- a penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer's age 59-1/2, subject to certain exceptions.

For purposes of surrenders, the Internal Revenue Code treats all contracts that we issue to you in the same calendar year as a single contract.

DEATH BENEFITS

Unlike the death benefit on a life insurance policy, the death benefit paid on a variable annuity contract does not pass to the beneficiary free of income taxes. The death benefit paid to a beneficiary on a Contract is ordinary income to the beneficiary to the extent it exceeds the owner's basis in the Contract. The beneficiary must pay taxes on this amount at the beneficiary's tax rate. Moreover, the death benefit may also be included in the owner's estate for purposes of determining federal estate tax (if any) without any deduction for income taxes paid by the beneficiary. See the discussion on "Estate and Generation Skipping Taxes."

TAX WITHHOLDING
AND REPORTING

The Code generally requires us to withhold income tax from any Contract distribution, including a total or partial surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is "periodic" or "non-periodic."

For periodic payments (E.G., annuity payments), we withhold from the taxable portion of each payment based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If you want us to withhold on a different basis, you must file an appropriate withholding certificate with us. For non-periodic payments (E.G., distributions such as partial surrenders), we generally withhold 10% of the taxable portion of each payment.

You may elect not to have the withholding rules apply. For periodic payments, your election is effective for the calendar year for which you file it with us, and for each subsequent year until you amend or modify it. For non-periodic payments, an election is effective when you file it with us, but only for the payment to which it is applicable. We have to notify your recipients of your right to elect not to have taxes withheld.

The Code generally requires us to report all payments to the Internal Revenue Service.

OTHER TAX ISSUES

We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Accounts C and D. Based upon this expectation, no charge is currently assessed against the Separate Accounts for such taxes. If we incur such taxes in the future, we may assess a charge for such taxes against the Separate Accounts.

We are required to ensure that the Subaccounts of Separate Account C and Separate Account D meet the Code's investment diversification requirements of the Internal Revenue Code. The investment adviser of the underlying Funds monitors the portfolios to ensure that the diversification requirements are met. If the Subaccounts failed to satisfy these requirements, you would be taxed on the earnings of the Subaccount or Subaccounts in which you were invested, unless your Contract was held in an IRA or qualified plan. The tax would apply from the first quarter of the failure, until we corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.

The Life Series Fund sells its shares not only to Separate Accounts C and D but also to a separate account that serves as the funding vehicle for variable life insurance policies that we issue. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Life Series Fund. If such a conflict were to arise, we would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Life Series Fund. This is a risk that is common to many variable annuity contracts.

The Treasury Department has stated that it may issue guidelines that would limit a Contractowner's control of investments underlying a variable annuity contract. These guidelines may limit the number of underlying investment funds and frequency of transfers among those funds. The guidelines could apply retroactively if they did not reflect a new Treasury Department position. If the Policy failed to comply with guidelines, the Contractowner would be taxed on the Contract's current income. We reserve the right to change the Contract to comply with any such guidelines.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Separate Account C and Separate Account D may advertise several types of performance information for the Subaccounts. Each Subaccount (other than the Cash Management Subaccount) may advertise "average annual total return" and "total return." The Cash Management Subaccount may advertise "yield" and "effective yield." The High Yield Subaccount, Investment Grade Subaccount and Government Subaccount may also advertise "yield." These figures are based on historical results. They are not intended to indicate future performance. For Separate Account C, the yield and effective yield figures include the payment of the Mortality and Expense Risk Charge of 1.00%, but do not include the maximum sales charge of 7.00%.

The "total return" of a Subaccount is the total change in value of an investment in the Subaccount over a period of time, expressed as a percentage. "Average annual total return" is the rate of return that would produce that change in value over the specified period, if compounded annually. For Separate Account C, average annual total return and total return figures include the deduction of all expenses and fees, including the payment of the Mortality and Expense Risk Charge of 1.00% and the maximum sales charge of 7.00%. We may also advertise these figures without any sales charges, but assuming the payment of all recurring Separate Account charges, including the Mortality and Expense Risk Charge of 1.00% (non-standardized performance information).


For Separate Account D, average annual total return figures may reflect the effect of the CDSC (pursuant to a standardized formula prescribed by the SEC), or may not reflect the effect of the CDSC (non-standardized performance information). For Separate Account D, we may also advertise total return figures on the same basis as average annual total return figures (with or without showing the effect of the CDSC). Quotations of return not reflecting the CDSC will be greater than those reflecting the CDSC.

The "yield" of a Subaccount refers to the income that an investment in the Subaccount generates over a one-month or 30-day period (seven-day period for the Cash Management Account), excluding realized and unrealized capital gains and losses in the corresponding Fund's investments. We then "annualize" this income and show it as a percentage of the value of the Subaccount's Accumulation Units. We calculate the "effective yield" of the Cash Management Subaccount similarly, but, when we annualize it, we assume the reinvestment in that Subaccount of any income earned by that Subaccount. The Cash Management Subaccount's effective yield will be slightly higher than its yield due to the compounding effect of this assumed reinvestment.

Neither the total return nor the yield figures reflect deductions for Premium taxes, since most states do not impose those taxes.

For further information on performance calculations, see "Performance Information" in the Statement of Additional Information.

OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Because the Life Series Fund is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act.

If the Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

- shares attributable to Contractowners for which we received instructions, would be voted in accordance with the instructions;

- shares attributable to Contractowners for which we did not receive instructions, would be voted in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

- shares not attributable to Contractowners, would be voted in the same proportion that we voted shares held in the Subaccount attributable to Contractowners for which we received instructions.

We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:

- before the annuity commencement date, we divide the Subaccount's accumulated value by the net asset value of one Fund share, and

- after the annuity commencement date, we divide the reserve held in the Subaccount for the variable annuity payment under the Contracts by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.

We will determine the number of votes that a Contractowner has the right to cast as of the record date that the Life Series Fund establishes.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount.

The voting rights that we describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, we reserve the right to vote shares of any Fund in our own right, to the extent the law permits.


RESERVATION OF RIGHTS

We also reserve the right to make certain changes if we believe they would (a) best serve the interests of the Contractowners and annuitants or (b) be appropriate in carrying out the purposes of the Contracts. We will make a change only as the law permits. We will (a) obtain, when required, the necessary Contractowner or regulatory approval for any change and (b) provide, when required, notification to Contractowners before making a change.

For example, we may:

- operate either separate account in any form permitted under the 1940 Act or in any other form permitted by law,

- add, delete, combine, or modify Subaccounts of either separate account,

- add, delete, or substitute for the Fund shares held in any Subaccount, the shares of any investment company or series thereof, or any investment permitted by law, or

- amend the Contracts if required to comply with the Internal Revenue Code or any other applicable federal or state law.

DISTRIBUTION OF CONTRACTS

We sell the Contracts solely through individuals who, in addition to being licensed with us as insurance agents, are registered representatives of FIC, which is one of our affiliates. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. FIC's executive offices are located at 95 Wall Street, New York, NY 10005. We reserve the right to sell the Contracts directly.


FINANCIAL STATEMENTS


The Statement of Additional Information, dated May 1, 2001, includes:

- the financial statements for First Investors Life and the accompanying Report of Independent Certified Public Accountants; and

- the financial statements for Separate Account C and for Separate Account D and the accompanying Report of Independent Certified Public Accountants for each.

You can get the Statement of Additional Information at no charge on request to First Investors Life at the address or telephone number on the cover page of this Prospectus.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
INFORMATION
--------------------------------------------------------------------------------

Item                                                                     Page

General Description.........................................................2
Services....................................................................2
Annuity Payments............................................................3
Other Information...........................................................4
Performance Information.....................................................5
Relevance of Financial Statements...........................................9
Appendices.................................................................10
Financial Statements.......................................................15

APPENDIX A
--------------------------------------------------------------------------------

STATE AND LOCAL TAXES*

Alabama............................--     Missouri...........................--
Alaska.............................--     Nebraska...........................--
Arizona............................--     Nevada...........................3.5%
Arkansas...........................--     New Jersey.........................--
California......................2.35%     New Mexico.........................--
Colorado...........................--     New York ..........................--
Connecticut........................--     North Carolina ....................--
Delaware...........................--     Ohio...............................--
District of Columbia............2.25%     Oklahoma...........................--
Florida.........................1.00%     Oregon.............................--
Georgia............................--     Pennsylvania.......................--
Illinois...........................--     Rhode Island.......................--
Indiana............................--     South Carolina.....................--
Iowa............................2.00%     Tennessee..........................--
Kentucky...........................--     Texas..............................--
Louisiana..........................--     Utah...............................--
Maryland...........................--     Virginia...........................--
Massachusetts......................--     Washington.........................--
Michigan...........................--     West Virginia...................1.00%
Minnesota..........................--     Wisconsin..........................--
Mississippi........................--     Wyoming.........................1.00%



Note: State legislation could change the rates above. State insurance regulation could change the applicability of the rates above.

*  INCLUDES LOCAL ANNUITY PREMIUM TAXATION.

         -------------------------------------------------------
         LIFE SERIES FUND
         -------------------------------------------------------


         Blue Chip
         Cash Management
         Discovery
         Focused Equity
         Government
         Growth
         High Yield
         International Securities
         Investment Grade
         Target Maturity 2007
         Target Maturity 2010
         Target Maturity 2015
         Utilities Income


         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


         THE DATE OF THIS PROSPECTUS IS MAY 1, 2001

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------


INTRODUCTION................................................................3

FUND DESCRIPTIONS

Blue Chip Fund..............................................................4
Cash Management Fund........................................................9
Discovery Fund.............................................................14
Focused Equity Fund........................................................19
Government Fund............................................................24
Growth Fund................................................................29
High Yield Fund............................................................34
International Securities Fund..............................................41
Investment Grade Fund......................................................47
Target Maturity 2007 Fund..................................................52
Target Maturity 2010 Fund..................................................57
Target Maturity 2015 Fund..................................................62
Utilities Income Fund......................................................67

FUND MANAGEMENT ...........................................................73
BUYING AND SELLING SHARES .................................................75

How and when do the Funds price their shares?..............................75
How do I buy and sell shares?..............................................75

ACCOUNT POLICIES...........................................................76

What about dividends and capital gain distributions?.......................76
What about taxes?..........................................................76
Mixed and Shared Funding...................................................76

FINANCIAL HIGHLIGHTS ......................................................77

     Blue Chip Fund                     International Securities Fund
     Cash Management Fund               Investment Grade Fund
     Discovery Fund                     Target Maturity 2007 Fund
     Focused Equity Fund                Target Maturity 2010 Fund
     Government Fund                    Target Maturity 2015 Fund
     Growth Fund                        Utilities Income Fund
     High Yield Fund

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

This prospectus describes the First Investors Funds that are used solely as the underlying investment options for variable annuity contracts or variable life insurance policies offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Funds directly, but only through such a contract or policy offered by FIL. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks and how it has performed. Each Fund description also contains a "Fund in Detail" section with more information on the strategies and risks of the Fund.

--------------------------------------------------------------------------------
BLUE CHIP FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks high total investment return consistent with the preservation of capital.

Primary Investment Strategies:

The Fund primarily invests in the common stocks of large, well-established companies that are in the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"). These are defined by the Fund as "Blue Chip" stocks. The Fund selects stocks that it believes will have earnings growth in excess of the average company in the S&P 500 Index. While the Fund attempts to diversify its investments so that its weightings in different industries are similar to those of the S&P 500 Index, it is not an index fund and therefore will not necessarily mirror the S&P 500 Index. The Fund generally stays fully invested in stocks under all market conditions. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

Primary Risks:

While Blue Chip stocks are regarded as among the most conservative stocks, like all stocks they fluctuate in price, not only because of company-specific developments, but also in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. This is known as market risk. Fluctuations in the prices of Blue Chip stocks at times can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE BLUE CHIP FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares for each of the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                                 BLUE CHIP FUND

 1991    1992    1993    1994    1995     1996    1997    1998     1999    2000

26.17%   6.67%   8.51%  -1.45%  34.00%   21.52%  26.72%   18.66%  25.32%  -5.75%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 20.03% (FOR THE QUARTER ENDED DECEMBER 31, 1998), AND THE LOWEST QUARTERLY RETURN WAS -12.66% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Blue Chip Fund's shares compare to those of the S&P 500 Index as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                          1 Year*            5 Years*             10 Years*
--------------------------------------------------------------------------------
Blue Chip Fund            (5.75%)              16.63%               15.33%
--------------------------------------------------------------------------------
S&P 500 Index             (9.11%)              18.15%               17.43%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE BLUE CHIP FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks high total investment return consistent with the preservation of capital.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in common stocks of large, well-established companies that are in the S&P 500 Index. These are defined by the Fund as "Blue Chip" stocks. The S&P 500 Index consists of both U.S. and foreign corporations. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

The Fund uses fundamental research to select stocks of companies with strong balance sheets, relatively consistent records of achievement, and potential earnings growth that is greater than that of the average company in the S&P 500 Index. The Fund attempts to stay broadly diversified and sector neutral relative to the S&P 500 Index, but it may emphasize certain industry sectors based on economic and market conditions. The Fund intends to remain relatively fully invested in stocks under all market conditions rather than attempt to time the market by maintaining large cash or fixed income securities positions when market declines are anticipated. The Fund usually will sell a stock when the reason for holding it is no longer valid, it shows deteriorating fundamentals, or it falls short of the Fund's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Blue Chip Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While Blue Chip stocks have historically been the least risky and most liquid of stocks, like all stocks they fluctuate in value. Moreover, Blue Chip stocks increasingly include stocks of technology companies which may fluctuate substantially in price.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Other Risks:

While the Fund generally attempts to remain sector neutral relative to the S&P 500 Index, it is not an index fund. The Fund may hold securities other than those in the S&P 500 Index, may hold fewer securities than the Index, and may have sector or industry allocations different from the Index, each of which could cause the Fund to underperform the Index.

--------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Primary Investment Strategies:

The Fund invests in high-quality money market instruments that the Fund determines present minimal credit risk. These instruments include prime commercial paper, short-term corporate obligations, short-term U.S. government agency obligations and Treasury bills and notes. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar weighted average maturity of the entire portfolio, and diversification requirements.

Primary Risks:

While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund, which are common to all money market funds:

The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments, a credit downgrade of one of the Fund's investments, or an unexpected change in interest rates.

The Fund's yield will change daily based upon changes in interest rates and other market conditions.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

HOW HAS THE CASH MANAGEMENT FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume investment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                              CASH MANAGEMENT FUND

 1991    1992    1993    1994    1995     1996    1997    1998     1999    2000

 5.71%   3.02%   2.70%   3.77%   5.51%    5.00%   5.08%   5.02%    4.67%   5.92%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 1.57% (FOR THE QUARTER ENDED MARCH 31, 1991), AND THE LOWEST QUARTERLY RETURN WAS 0.65% (FOR THE QUARTER ENDED JUNE 30, 1993). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Cash Management Fund's shares as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy.

--------------------------------------------------------------------------------
                                  1 Year*         5 Years*         10 Years*
--------------------------------------------------------------------------------
Cash Management Fund               5.92%            5.14%            4.62%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE CASH MANAGEMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests primarily in high-quality money market instruments that are determined by the Fund's Adviser to present minimal credit risk. The Fund's investments may include prime commercial paper; short-term corporate bonds and notes, including floating and variable rate notes; short-term U.S. agency obligations; Treasury bills and notes, which are securities issued by the U.S. government; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable NAV of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the security's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund considers the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. Although the Fund tries to maintain a $1.00 share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Cash Management Fund:

Interest Rate Risk:

Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline, and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Reinvestment Risk:

Interest rate risk also includes the risk that in a declining interest rate environment the Fund will have to invest the proceeds of maturing investments in lower-yielding investments. The yields received by the Fund on some of its investments will also decline as interest rates decline. For example, the Fund invests in floating and variable rate bonds and notes. When interest rates decline, the yields paid on these securities may decline.

Credit Risk:

A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's Investors Service, Inc. or Standard & Poor's Ratings Group), the greater the chance (in the rating agency's opinion) the security's issuer will default, or fail to meet its repayment obligations. Direct U.S. Treasury obligations (securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields.

--------------------------------------------------------------------------------
DISCOVERY FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks long-term growth of capital, without regard to dividend or interest income.

Primary Investment Strategies:

The Fund primarily invests in common stocks of companies with small market capitalizations ("small-cap stocks") which it believes have above-average growth potential ("growth stocks"). The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation, or new technology, or are experiencing some other "special situation" which makes their stocks have attractive growth potential. These companies often offer greater potential than larger more established companies.. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

Primary Risks:

While the potential long-term rewards of investing in the Fund are substantial, there are also substantial risks.

Stock prices fluctuate not only because of company-specific developments but also in response to movements in the overall securities markets, general economic conditions, change in interest rates or investor sentiment.

Small-cap stocks carry more risk because they are often in the early stages of development, dependent on a small number of products or services, lack substantial financial resources, and lack predictable earnings. Small-cap stocks also tend to be less liquid, and experience sharper price fluctuations than stocks of companies with large capitalizations. These fluctuations can be substantial.

Growth stocks are typically more volatile than the general stock market. If expectations concerning their growth prospects are not realized, the prices of these stocks may decline significantly.

Stocks of foreign companies carry additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE DISCOVERY FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Discovery Fund's shares from year to year over the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                                 DISCOVERY FUND

  1991    1992    1993    1994    1995     1996    1997    1998     1999    2000

 51.73%  15.74%  22.20%  -2.53%  25.23%   12.48%  16.84%   3.05%  27.97%  -0.22%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 26.55% (FOR THE QUARTER ENDED DECEMBER 31, 1998), AND LOWEST QUARTERLY RETURN WAS -22.34% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for Discovery Fund's shares compare to those of the Russell 2000 Index as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small-cap stocks. The Russell 2000 Index does not take into account fees and expenses that an investor would incur in holding the securities in the Russell 2000 Index. If it did so, the returns would be lower than those shown.


--------------------------------------------------------------------------------
                               1 Year*         5 Years*         10 Years*
--------------------------------------------------------------------------------
Discovery Fund                 (0.22%)          11.58%            16.30%
--------------------------------------------------------------------------------
Russell 2000 Index             (2.92%)          10.31%            14.63%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE DISCOVERY FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks long-term growth of capital, without regard to dividend or interest income.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in common stocks of small-cap companies which it believes have above-average growth potential. The Fund defines small-cap stocks as those with market capitalizations which fall within the range of those of companies in the Standard and Poor's 600 Small-Cap Index ("S&P 600 Small-Cap Index"). As of March 31, 2001, the market capitalizations of companies in the S&P 600 Small-Cap Index was between $32 million and $2.6 billion. The market capitalizations of companies in the S&P 600 Small-Cap Index will change with market conditions.

The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation, or new technology, or are experiencing some other "special situation" which makes their stocks have attractive growth potential. Because these companies tend to be smaller, their growth potential is often greater.

In selecting stocks, the Fund relies on fundamental research. It first screens potential investments to identify those that meet the Fund's definition of small-cap stocks and have attractive growth prospects due to some special situation. It then analyzes these stocks looking for companies that have one or more of the following characteristics: improving business fundamentals, strong market shares for their products or services, and strong management. The Fund may emphasize certain industry sectors based on economic and market conditions.

The Fund may sell a stock when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations, appreciates in value to the point that it is no longer a small-cap stock or becomes fully valued by the market.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Discovery Fund:

Market Risk:

Because the Fund primarily invests in common stocks, an investment in the Fund is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets.

Small-Cap Risk:

The market risk associated with small-cap stocks is greater than that associated with larger-cap stocks. Small-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-cap companies are often in the early stages of their development and dependent on a small number of products or services. These companies are also likely to have limited financial resources, a small, inexperienced management group, and an uncertain outlook .

Stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

Growth Stock Risk:

The Fund's focus on growth stocks increases the potential volatility of its share price. Growth stocks are stocks of companies which are expected to increase their revenues or earnings at above average rates. If expectations are not met, the prices of these stocks may decline significantly.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and lower total return.

Other Risks:

While the Fund generally attempts to invest in small-cap stocks with market capitalizations which fall within the range of those of companies in the S&P 600 Small-Cap Index, it is not an index fund. The Fund may hold securities other than those in the S&P 600 Small-Cap iIndex, may hold fewer securities than the Index, and may have sector or industry allocations different from the Index, each of which could cause the Fund to underperform the Index.

--------------------------------------------------------------------------------
FOCUSED EQUITY FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks capital appreciation.

Primary Investment Strategies:

The Fund seeks to achieve its objective by focusing its investments in the common stocks of 20 to 40 U.S. companies. The Fund employs a two-fold investment approach: First, using a top-down approach, the Fund seeks to identify sectors and industries that will likely benefit over the short-term. As part of this process, the Fund considers not only current economic conditions, but also long-term demographic trends, technological changes and political and social developments in the US and abroad Second, using a bottom-up approach, the Fund relies on fundamental research to identify the most attractive companies within the sectors and industries that have been identified through the top-down analysis. The Fund focuses on large-capitalization, high quality companies that exhibit above average growth, a strong balance sheet and capable management. These companies will likely be in industries that are experiencing strong cyclical or secular growth.

Primary Risks:

While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE FOCUSED EQUITY FUND PERFORMED?

The bar chart and table below show the performance of the Focused Equity Fund over the last calendar year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                               FOCUSED EQUITY FUND

                                      2000

                                    -10.93%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 3.61% (FOR THE QUARTER ENDED MARCH 31, 2000) AND THE LOWEST QUARTERLY RETURN WAS -6.65% (FOR THE QUARTER ENDED DECEMBER 31, 2000). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------
* DURING THE PERIOD SHOWN, THE FUND'S SUBADVISER WAS ARNHOLD AND S. BLEICHROEDER INC. ("ASB"). ON MAY 1, 2001, WELLINGTON MANAGEMENT LLP REPLACED ASB AS THE FUND'S SUBADVISER. SEE "FUND MANAGEMENT."

The following table shows how the average annual total returns for the Focused Equity Fund's shares compare to those of the S&P 500 Index as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large sized U.S. and foreign companies. The S&P 500 Index is an unmanaged index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                             Inception**
                                   1 Year*                   (11/08/99)
--------------------------------------------------------------------------------
Focused Equity Fund               (10.93%)                     (7.62%)
--------------------------------------------------------------------------------
S&P 500 Index                      (9.11%)                     (2.48%)
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

** DURING THE PERIOD SHOWN, THE FUND'S SUBADVISER WAS ARNHOLD AND S. BLEICHROEDER INC.("ASB"). ON MAY 1, 2001, WELLINGTON MANAGEMENT COMPANY LLP REPLACED ASB AS THE FUND'S SUBADVISER. SEE "FUND MANAGEMENT."

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE FOCUSED EQUITY FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks capital appreciation.

Principal Investment Strategies:

The Fund normally invests in 20 to 40 common stocks and other equity securities of large-capitalization U.S. companies. These investments are selected primarily from the Standard & Poor's 500 Composite Stock Price Index. The Fund is a non-diversified investment company. The Fund will generally concentrate 45 to 60% of its portfolio in its top 10 holdings. Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks.) The Fund will generally remain fully invested, but it may, at times, have cash positions of up to 10% or more due to market, industry or other considerations.

In selecting investments the Fund favors large capitalization, high-quality companies with long-term growth potential. The companies will have accelerating earnings growth, strong possibility of multiple expansions, or hidden or unappreciated value.

The Fund uses a two-tiered strategy in selecting these investments:

First, using a "top down" approach, the Fund analyzes the general economic and investment environment. As part of the process, the Fund evaluates among other things, economic conditions, U.S. fiscal and monetary policy, long-term demographic trends, technological changes, and political and social developments in the U.S. and abroad. Based upon this analysis, the Fund attempts to anticipate trends and changes in markets and the overall economy. The Fund then seeks to identify those industries and sectors that will likely benefit over the next three to nine months from the current economic environment.

Second, using a "bottom-up" approach, the Fund relies on fundamental analysis to identify 20 to 40 of the most attractive large-capitalization companies within the industries or sectors identified through top-down analysis. The Fund's fundamental analysis involves the assessment of a company's business environment, global expansion plans, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. Assessment of investor sentiment may also be an important factor in evaluating purchases.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or NASDAQ, either directly or through depository receipts.

The Fund continually monitors every company in its portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating investment fundamentals, or alternative investments become sufficiently more attractive.

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Focused Equity Fund:

Market Risks:

Because the Fund primarily invests in stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only due to company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Non-Diversification Risk:

The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. An investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and a lower total return.

--------------------------------------------------------------------------------
GOVERNMENT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Primary Investment Strategies:

The Fund primarily invests in pools of mortgage obligations ("mortgage backed securities") issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities that are guaranteed by the Government National Mortgage Association ("GNMA"). Mortgage-backed securities guaranteed by the GNMA are commonly known as Ginnie Maes. The yields on Ginnie Maes are higher than on U.S. Treasury Securities with comparable maturities. Because GNMA guarantees the timely payment of principal and interest to investors in the pools, the Fund's primary strategies revolve around managing interest rate risk, prepayment risk, and extension risk. The Fund attempts to manage these risks by adjusting the duration of its portfolio and the average coupon rate of its Ginnie Mae holdings.

Primary Risks:

While Ginnie Maes are guaranteed as to payment of principal and interest, this guarantee does not apply in any way to the market prices of these securities or the Fund's share price, both of which will fluctuate. There are three main risks of investing in Ginnie Maes: interest rate risk, prepayment risk, and extension risk. When interest rates rise, Ginnie Maes tend to decline in price, and when interest rates fall, they tend to increase in price. This is interest rate risk. When interest rates fall, homeowners also tend to refinance their mortgages. When this occurs, the Fund loses the benefit of higher yielding mortgages and must reinvest in lower interest rate mortgages. This is prepayment risk. Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines. Accordingly, the value of your investment in the Fund as well as the dividends you receive will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE GOVERNMENT FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Government Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                                 GOVERNMENT FUND

   1993    1994    1995     1996    1997    1998     1999    2000

   6.35%  -4.10%  15.63%    3.59%   8.61%   7.54%   1.05%   10.54%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 5.50% (FOR THE QUARTER ENDED JUNE 30, 1995 AND THE LOWEST QUARTERLY RETURN WAS -3.21% (FOR THE QUARTER ENDED MARCH 31, 1994). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for Government Fund's shares compare to those of the Salomon Brothers Mortgage Index ("Mortgage Index") and the Salomon Brothers Government Index ("Government Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and Federal Housing Administration ("FHA") and GNMA project notes. The Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The Indexes do not take into account fees and expenses that an investor would incur in holding the securities in the Indexes. If they did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                   Inception
                             1 Year*           5 Years*            (1/7/92)
--------------------------------------------------------------------------------
Government Fund               10.54%             6.21%               6.43%
--------------------------------------------------------------------------------
Mortgage Index                11.29%             6.90%               7.19%**
--------------------------------------------------------------------------------
Government Index              13.15%             6.52%               7.36%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 12/31/91 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE GOVERNMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Principal Investment Strategies:

The Fund invests at least 80% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities that are guaranteed by the GNMA. These securities are commonly known as Ginnie Maes. They represent interests in pools of mortgages. The principal and interest from the underlying mortgages are passed through to investors in the pools. The GNMA guarantees the timely payment of principal and interest to the investors in the pools. The GNMA will only guarantee pools of mortgages that are insured by the Federal Housing Administration, Veterans Administration, or Farmers Home Administration. The Fund also invests in U.S. Treasury securities and mortgage-backed securities that are guaranteed by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

Because there is essentially no credit risk associated with an investment in Ginnie Maes, the Fund's investment strategy revolves around managing interest rate risk, prepayment risk, and extension risk. Interest rate risk is managed by adjusting the duration of the securities owned by the Fund. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust duration by buying or selling U.S. Treasury securities. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing U.S. Treasury securities with shorter maturities or selling U.S. Treasury securities with longer maturities. Prepayment risk and extension risk are managed by adjusting the composition of the Fund's holdings of Ginnie Maes. For example, if interest rates appear likely to decline, the Fund may attempt to reduce prepayment risk by buying Ginnie Maes with lower coupons. Conversely, if interest rates appear likely to increase, the Fund may reduce extension risk by purchasing Ginnie Maes with higher coupons.

The Fund uses a "top-down" approach in making investment decisions based on interest rate, economic and market conditions. In selecting investments, the Fund considers coupon and yield, relative value and weighted average maturity of the pool. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or if it fails to meet the expectations of the portfolio manager. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Fund:

Interest Rate Risk:

Because the Fund invests primarily in mortgage-backed securities, it is subject to interest rate risk. In general, the market prices of these securities rise when interest rates fall, and fall when interest rates rise. Short-term interest rates and long-term interest rates do not necessarily move in the same direction or in the same amounts. Mortgage-backed securities with longer maturities tend to be more sensitive to interest rate changes than those with shorter maturities.

Prepayment Risk:

Because the Fund invests primarily in mortgage-backed securities, it is subject to prepayment risk. When interest rates decline, homeowners tend to refinance their mortgages. When this occurs, investors in the mortgage pools suffer a higher rate of prepayment. As a result, investors in pools not only lose the benefit of the higher yielding underlying mortgages that are being prepaid but they must reinvest the proceeds at lower interest rates. This could cause a decrease in the Fund's income and share price.

Extension Risk:

Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and a lower total return.

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks long-term capital appreciation.

Primary Investment Strategies:

Under normal circumstances, the Fund will remain fully invested in equity securities, with most of its holdings in U.S. common stocks. The Fund seeks to invest in seasoned companies with proven track records and above-average earnings growth. The Fund invests predominantly in larger companies, but will also attempt to enhance its return by investing in mid-sized and smaller companies that the Fund believes have attractive growth potential.

Primary Risks:

Like all stocks, growth stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, changes in interest rates, company-specific developments and other factors. Mid-cap stocks tend to experience sharper price fluctuations than stocks of large-cap companies. To the extent that the Fund decides to invest in small-cap companies, the risk of price fluctuations is even greater. Fluctuations in the prices of the stocks held by the Fund at times can be substantial. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE GROWTH FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Growth Fund's shares for each of the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.


--------------------------------------------------------------------------------

                                  GROWTH FUND

 1991     1992   1993    1994    1995     1996    1997    1998    1999    2000

34.68%   9.78%   6.00%  -2.87%  25.12%   24.45%  29.28%  27.35%  26.47%   0.03%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 23.98% (FOR THE QUARTER ENDED DECEMBER 31, 1998), AND THE LOWEST QUARTERLY RETURN WAS -11.90% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Fund's shares compare to those of the S&P 500 Index as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                           1 Year*              5 Years*            10 Years*
--------------------------------------------------------------------------------
Growth Fund                 0.03%                 20.98%               17.30%
--------------------------------------------------------------------------------
S&P 500 Index              (9.11%)                18.15%               17.43%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE GROWTH FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund seeks long-term capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the Fund will remain fully invested in equity securities, with most of its holdings in U.S. common stocks. The Fund favors stocks of seasoned companies with proven records and above-average earnings growth, and stocks of companies with outstanding growth records and potential. The Fund invests predominantly in larger companies, but will also attempt to enhance its return by investing in mid-sized and smaller companies that the investment subadviser believes have attractive growth potential. The Fund will typically invest in most major sectors of the economy and therefore the Fund's investments will be widely diversified by company and industry. The Fund may invest up to 25% of its assets in certain industry sectors based on economic and market conditions.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

The Fund uses fundamental research and analysis to identify prospective investments. The Fund looks to identify industry leaders and those companies which are leaders in industry niches. Research is focused on companies with a proven record of sales and earnings growth, profitability, and cash flow generation. Security selection is based on any one or more of the following characteristics: (1) accelerating earnings growth and the possibility of positive earnings surprises; (2) strong possibility of price to earnings multiple expansion (or increases in other similar valuation measures); (3) hidden or unappreciated value; or (4) improving company and/or industry outlook.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if (1) its downside risk equals or exceeds its upside potential; (2) it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; (3) it experiences excessive valuations; or (4) there is a deteriorating company and/or industry outlook. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Growth Fund:

Market Risk:

Because the Fund invests in stocks, an investment in the Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets.

The market risk associated with mid-cap and small-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets. Their earnings tend to be less predictable than those of larger, more established companies. The prices of these stocks can also be influenced by the anticipation of future products and services which, if delayed, could cause the prices to drop. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

Liquidity Risk:

The risk that certain securities may be difficult or impossible to sell at the same time and the price that the seller would like. For example, stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

--------------------------------------------------------------------------------
HIGH YIELD FUND
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund primarily seeks high current income and secondarily seeks capital appreciation.

Primary Investment Strategies:

The Fund primarily invests in a diversified portfolio of high-yield, below-investment grade corporate bonds (commonly known as "junk bonds"). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to achieve capital appreciation by investing in high-yield bonds with stable to improving credit conditions.

Primary Risks:

There are four primary risks of investing in the Fund.

First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High-yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High-yield bonds issued by foreign companies are subject to additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign markets.

Second, the value of the Fund's shares could decline if the entire high-yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high-yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors.

Third, high-yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell.

Fourth, while high-yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise.

Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE HIGH YIELD FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the High Yield Fund's shares for each of the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                                 HIGH YIELD FUND

 1991    1992    1993    1994    1995     1996    1997    1998    1999    2000

33.96%  13.15%  18.16%  -1.56%  19.82%   12.56%  12.47%   3.15%   4.95%  -6.36%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 11.16% (FOR THE QUARTER ENDED MARCH 31, 1991), AND THE LOWEST QUARTERLY RETURN WAS -4.65% (FOR THE QUARTER ENDED DECEMBER 31, 2000). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the High Yield Fund's shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                           1 Year*           5 Years*            10 Years*
--------------------------------------------------------------------------------
High Yield Fund            (6.36%)             5.12%                10.49%
--------------------------------------------------------------------------------
High Yield Index           (6.19%)             4.09%                10.97%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE HIGH YIELD FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund primarily seeks high current income and secondarily seeks capital appreciation.

Principal Investment Strategies:

The Fund primarily invests in a diversified portfolio of high-yield, below-investment grade corporate bonds commonly known as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group). High-yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. The Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high-yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Fund:

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High-yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

Market Risk:

The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high-yield market is usually associated more with stocks than bonds. The prices of high-yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

Liquidity Risk:

High-yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high-yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high-yield bonds may be subject to wide price fluctuations due to liquidity concerns.

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
INTERNATIONAL SECURITIES FUND
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

Primary Investment Strategies:

The Fund invests in a diversified portfolio of common stocks (and other equity securities) of companies which are located throughout the world, including the United States ("U.S."). The Fund primarily invests in large or medium capitalization stocks which are traded in larger and more established markets throughout the world. The Fund also invests opportunistically in smaller capitalization stocks and stocks which are traded in smaller, less-developed or emerging markets.

Primary Risks:

All stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment as well as company-specific developments. The risks of investing in securities issued by foreign companies, particularly those which are traded in foreign securities markets, are accentuated. Foreign securities can decline in value because of declines in the values of local currencies, irrespective of how well the companies issuing the securities are doing; foreign securities markets are generally less regulated and less liquid than our comparable U.S. markets; there may be less financial information available on foreign companies than on comparable U.S. companies; and there may be political or economic instability in some countries in which the Fund may invest. Fluctuations in the prices of foreign stocks can be especially sudden and substantial, particularly in the case of stocks that are traded in less-developed or emerging markets. Stocks with smaller market capitalizations tend to experience sharper price fluctuations. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE INTERNATIONAL SECURITIES FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the International Securities Fund's shares for each of the last 10 calendar years. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                          INTERNATIONAL SECURITIES FUND

 1991    1992    1993    1994    1995     1996    1997    1998    1999    2000

15.24%  -1.13%  22.17%  -1.29%  18.70%   15.23%   9.09%  18.18%  31.46%  -11.67%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 19.51% (FOR THE QUARTER ENDED DECEMBER 31, 1999), AND THE LOWEST QUARTERLY RETURN WAS -14.92% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the International Securities Fund's shares compare to those of the Morgan Stanley Capital International All Country World Free Index ("MSCI All Country Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The MSCI All Country Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. The MSCI All Country Index does not take into account fees and expenses that an investor would incur in holding the securities in the index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                    1 Year*          5 Years*       10 Years*
--------------------------------------------------------------------------------
International Securities Fund       (11.67%)           11.52%           10.90%
--------------------------------------------------------------------------------
MSCI All Country Index              (13.94%)           11.61%           12.04%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE INTERNATIONAL SECURITIES FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of common stocks of companies which are located throughout the world, including the U.S. Under normal market conditions, the Fund attempts to maintain broad country diversification. The Fund has a fundamental policy (which may only be changed by shareholder vote) to invest no more than 35% of its total assets in securities of U.S. companies, obligations of the U.S. government, its agencies and instrumentalities, and cash or cash equivalents denominated in U.S. dollars.

The Fund invests primarily in stocks of companies which are considered large to medium in size (as measured by market capitalization). The Fund may also invest in smaller companies when management views them as attractive alternatives to the stocks of larger or more established companies.

The foreign securities that the Fund purchases are typically denominated in foreign currencies and traded in foreign securities markets. The Fund primarily invests in securities which trade in larger or more established markets, but also may invest (to a lesser degree) in smaller, less-developed or emerging markets where management believes there is significant opportunity for growth of capital.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: accelerating earnings growth or the possibility of positive earnings surprises; strong possibility of price -to earnings multiple expansion (or increases in other similar valuation measures); hidden or unappreciated value; or improving local market and/or industry outlook.

Once the best purchase candidates for the Fund are identified, the portfolio construction process begins. In this phase, many factors are considered in creating a total portfolio of securities for the Fund, including, (1) regional and country weightings, (2) industry and sector allocation, (3) interest rates, and (4) company size, and in the case of foreign securities, foreign currency exposure, and the risks of trading and maintaining securities and cash in foreign countries. The total risk of the Fund is monitored at this point in the portfolio construction process.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if, in the portfolio manager's opinion, its downside risk equals or exceeds its upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; it experiences excessive valuations; or there is a deteriorating local market and/or industry outlook.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the International Securities Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles, with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While the Fund's strategy of being globally diversified may help to reduce the volatility or variability of the Fund's returns relative to another fund which invests in fewer stocks or whose investments are focused in fewer countries or industry sectors, this strategy may not prevent a loss to the Fund if stock markets worldwide were to decline at the same time.

Foreign Securities Risk:

There are special risk factors associated with investing in foreign securities. Some of these factors are also present when investing in the United States but are heightened issues when investing in non-U.S. markets, especially in smaller, less developed or emerging markets. For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies, by eroding or reversing gains or widening losses from those investments. The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company's balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians, and securities depositories. Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control regulations, the potential for restrictions on the flow of international capital and the transition to the euro for European Monetary Union countries. Many foreign countries impose withholding taxes on income from investments in such countries, which the Fund may not recover.

Liquidity Risk:

The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk is particularly acute in the case of foreign securities which are traded in smaller, less-developed or emerging markets.

Small-Cap and Mid-Cap Risk:

The market risk associated with small-to mid-cap stocks is greater than that associated with larger-cap stocks because small-to mid-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-to mid-cap companies are generally dependent on a smaller number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, or to depend on a small, inexperienced management group.

Frequent Trading:

Due to its strategies, the Fund may engage in frequent trading, which could produce higher transaction costs and lower total return.

--------------------------------------------------------------------------------
INVESTMENT GRADE FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Primary Investment Strategies:

The Fund primarily invests in corporate bonds of U.S. companies that are rated in one of the four highest ratings categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). Such bonds are generally called "investment grade bonds." Investment grade bonds offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may also invest to a limited extent in bonds rated below investment grade (commonly called "high yield bonds" or "junk bonds"). The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to bonds that are dollar-denominated and traded in the U.S. The Fund selects bonds primarily on the basis of its own research and investment analysis. The Fund also takes economic and interest rate outlooks into consideration when selecting investments.

Primary Risks:

There are two main risks of investing in the Fund: credit risk and interest rate risk. The Fund's share price will decline if one or more of its bond holdings is downgraded in rating, or one or more issuers suffers a default, or there is a concern about credit downgrades or defaults in general as a result of a deterioration in the economy as a whole. The Fund's share price will also decline as interest rates rise. Like all bonds, investment grade bonds tend to rise in price when interest rates decline, and decline in price when interest rates rise. High yield bonds are subject to greater credit risk but slightly less interest rate risk than investment grade bonds. High yield bonds are also subject to greater market fluctuations. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE INVESTMENT GRADE FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Investment Grade Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                           INVESTMENT SECURITIES FUND

     1993    1994    1995     1996    1997    1998    1999     2000

    10.93%  -3.53%  19.69%    2.84%   9.81%   9.15%  -2.53%    9.51%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 6.50% (FOR THE QUARTER ENDED JUNE 30, 1995), AND THE LOWEST QUARTERLY RETURN WAS -3.57% (FOR THE QUARTER ENDED MARCH 31, 1994). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Investment Grade Fund's shares compare to those of the Lehman Brothers Corporate Bond Index ("Corporate Bond Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million. The Corporate Bond Index does not take into account fees and expenses that an investor would incur in holding the securities in the Corporate Bond Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                   Inception
                                1 Year*          5 Years*          (1/7/92)
--------------------------------------------------------------------------------
Investment Grade Fund             9.51%            5.64%               6.96%
--------------------------------------------------------------------------------
Corporate Bond Index              9.08%            5.74%               7.36%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE ANNUAL RETURN SHOWN IS FOR THE PERIOD 12/31/91 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE INVESTMENT GRADE FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in corporate bonds of companies that are rated investment grade by Moody's or S&P ("investment grade bonds"). These are bonds that are rated among the four highest ratings categories by Moody's or S&P. Investment grade bonds generally offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may invest up to 10% of its total assets in bonds rated below investment grade. The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund's investments in foreign companies are generally limited to bonds that are dollar-denominated and traded in the U.S.

Although the Fund may diversify among the four investment grade ratings, it may emphasize bonds with higher ratings at times when the economy appears to be weakening and bonds with lower ratings when the economy appears to be improving. The Fund adjusts the average weighted maturity of the bonds in its portfolio based on its interest rate outlook. If it believes that interest rates are likely to fall, it will attempt to buy bonds with longer maturities or sell bonds with shorter maturities. By contrast, if it believes interest rates are likely to rise, it will attempt to buy bonds with shorter maturities or sell bonds with longer maturities. The Fund also attempts to stay broadly diversified, but it may emphasize certain industries within a sector based on the outlook for interest rates, economic forecasts, and market conditions. The Fund may buy or sell Treasury securities instead of investment grade corporate bonds to adjust the Fund's average weighted maturity.

Although the Fund will consider ratings assigned by ratings services in selecting investments, it relies principally on its own research and investment analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, asset quality, debt levels, and management strength. The Fund will not necessarily sell an investment if its rating is reduced. The Fund usually will sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Fund:

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but the lowest rating category of investment grade bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payment of principal and interest.

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

Liquidity Risk:

High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at reasonable prices, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
TARGET MATURITY 2007 FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

Primary Investment Strategies:

The Fund primarily invests in non-callable zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities, that mature on or around the maturity date of the Fund. The Fund will mature and terminate at the end of the year 2007. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions.

Primary Risks:

If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE TARGET MATURITY 2007 FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                              TARGET MATURITY 2007

             1996       1997      1998      1999      2000

            -2.16%     13.38%    14.97%    -9.39%    16.44%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 9.99% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998) AND THE LOWEST QUARTERLY RETURN WAS -7.84% (FOR THE QUARTER ENDED MARCH 31, 1996). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Target Maturity 2007 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 2000. Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                  Inception
                                 1 Year*         5 Years*         (4/26/95)
--------------------------------------------------------------------------------
Target Maturity 2007 Fund         16.44%           6.12%            9.204%
--------------------------------------------------------------------------------
SB Government Index               13.15%           6.90%            7.78%**
--------------------------------------------------------------------------------
  *THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

  **THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/95 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE TARGET MATURITY 2007 FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities that mature on or around the maturity date of the Fund (December 31, 2007). Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short-term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Target Maturity 2007 Fund:

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

--------------------------------------------------------------------------------
TARGET MATURITY 2010 FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

Primary Investment Strategies:

The Fund primarily invests in non-callable zero coupon bonds that mature on or around the maturity date of the Fund and are issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will mature and terminate at the end of the year 2010. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

Primary Risks:

If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE TARGET MATURITY 2010 FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                              TARGET MATURITY 2010

                     1997       1998       1999      2000

                    15.86%     14.36%    -11.73%    21.06%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 10.25% (FOR THE QUARTER ENDED SEPTEMBER 30, 1998), AND THE LOWEST QUARTERLY RETURN WAS -5.02% (FOR THE QUARTER ENDED MARCH 31, 1999). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Target Maturity 2010 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 2000. The Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                               Inception
                                       1 Year*                 (4/30/96)

--------------------------------------------------------------------------------
Target Maturity 2010 Fund              21.06%                    10.28%
--------------------------------------------------------------------------------
SB Government Index                    13.15%                     7.66%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE TOTAL RETURN SHOWN IS FOR THE PERIOD 4/30/96 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE TARGET MATURITY 2010 FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consist of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Target Maturity 2010 Fund:

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

--------------------------------------------------------------------------------
TARGET MATURITY 2015 FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

Primary Investment Strategies:

The Fund primarily invests in non-callable zero coupon bonds that mature on or around the maturity date of the Fund and are issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund will mature and terminate at the end of the year 2015. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

Primary Risks:

If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HOW HAS THE TARGET MATURITY FUND PERFORMED?

The bar chart and table below show the performance of the Target Maturity 2015 Fund over the last calendar year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than that shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                              TARGET MATURITY 2015

                                      2000

                                     25.01%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 11.40% (FOR THE QUARTER ENDED MARCH 31, 2000) AND THE LOWEST QUARTERLY RETURN WAS -0.19% (FOR THE QUARTER ENDED JUNE 30, 2000). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Target Maturity 2015 Fund's shares compare to those of the Salomon Brothers Government Index ("SB Government Index") as of December 31, 2000. The Fund sells its shares solely to a variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The SB Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The SB Government Index does not take into account fees and expenses that an investor would incur in holding the securities in the SB Government Index. If it did so, the returns would be lower than those shown

--------------------------------------------------------------------------------
                                                                Inception
                                            1 Year*             (11/08/99)
--------------------------------------------------------------------------------
  Target Maturity 2015 Fund                 25.01%                16.26%
--------------------------------------------------------------------------------
  SB Government Index                       13.15%                10.69%**
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

**THE AVERAGE TOTAL RETURN SHOWN IS FOR THE PERIOD 10/31/99 TO 12/31/00.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE TARGET MATURITY 2015 FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consist of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Target Maturity 2015 Fund:

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

--------------------------------------------------------------------------------
UTILITIES INCOME FUND
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund primarily seeks high current income and secondarily long-term capital appreciation.

Primary Investment Strategies:

The Fund concentrates its investments in stocks of utilities companies ("utilities stocks"). The Fund attempts to diversify across all sectors of the utilities industry (i.e., electric, gas, telecommunications and water), but from time to time it will emphasize one or more sectors based on the outlook for the various sectors. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

Primary Risks:

While utilities stocks tend to be regarded as less volatile than other stocks, like all stocks they fluctuate in value in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Because the Fund concentrates its investments in utilities stocks, the value of its shares will be particularly affected by events that impact on the utilities industry, such as changes in utilities regulation, changes in weather, and changes in interest rates. Stocks of foreign utilities companies carry additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets. An investment in the Fund could decline in value even if the market as a whole does well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
HOW HAS THE UTILITIES INCOME FUND PERFORMED?
--------------------------------------------------------------------------------

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The bar chart shows changes in the performance of the Utilities Income Fund's shares from year to year over the life of the Fund. The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

--------------------------------------------------------------------------------

                             UTILITIES INCOME FUND

       1994       1995       1996       1997      1998       1999      2000

      -7.24%     30.26%      9.57%      25.07%    12.58%     17.41%   -0.59%



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 16.28% (FOR THE QUARTER ENDED MARCH 31, 2000), AND THE LOWEST QUARTERLY RETURN WAS -10.28% (FOR THE QUARTER ENDED JUNE 30, 2000). The fund's past performance does not necessarily indicate how the fund will perform in the future.
--------------------------------------------------------------------------------

The following table shows how the average annual total returns for the Utilities Income Fund's shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Standard and Poor's Utilities Index ("S&P Utilities Index") as of December 31, 2000. The Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract or variable life insurance policy. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P Utilities Index is a capitalization-weighted index of 41 stocks designed to measure the performance of the utilities sector of the S&P 500 Index. The Indexes do not take into account fees and expenses that an investor would incur in holding the securities in the Indexes. If they did so, the returns would be lower than those shown.

--------------------------------------------------------------------------------
                                                                 Inception
                              1 Year*          5 Years*         (11/15/93)
--------------------------------------------------------------------------------
Utilities Income Fund           (0.59%)          12.48%            11.42%
--------------------------------------------------------------------------------
S&P 500 Index                   (9.11%)          18.15%            18.02%
--------------------------------------------------------------------------------
S&P Utilities Index             59.75%           16.07%            15.61%
--------------------------------------------------------------------------------
*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE UTILITIES INCOME FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund primarily seeks high current income and secondarily long-term capital appreciation.

Principal Investment Strategies:

The Fund invests at least 65% of its total assets in stocks (including not only common stocks, but also preferred stocks) and securities convertible into stocks of companies in the utilities industry. These are securities of companies which are primarily engaged in owning or operating facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not public broadcasting or cable television). While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

While the Fund attempts to diversify across all sectors of the utilities industry, it may emphasize a particular sector based on that sector's growth prospects, yield, price to earnings ratio, economic trends, and the regulatory environment. The Fund uses a "top-down" approach to selecting investments. This means that it first decides on how much of its assets to allocate to each sector of the utilities industry and then identifies potential investments for each sector through fundamental research and analysis.

In selecting securities, the Fund will consider a stock's dividend potential, its price to earnings ratio, the company's management, the company's ratio of international to domestic earnings, the company's future strategies, and external factors such as demographics and mergers and acquisitions prospects. The Fund typically sells a security when its issuer shows deteriorating fundamentals, it falls short of the manager's expectations or there is a change in economic trends. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Utilities Income Fund:

Market Risk:

Because the Fund invests primarily in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While utilities stocks have long been thought of as being less volatile than other stocks, like all stocks they fluctuate in value. As the utilities industry has begun to deregulate and earnings have become less predictable, utilities stocks have begun to have price fluctuations which are more like other stocks. Telecommunication company stocks, in particular, have exhibited significant volatility as the result of a number of factors, including technological developments, perceived growth opportunities, and competition.

Industry Concentration Risk:

Because the Fund concentrates its investments in utilities companies, the value of its shares will be especially affected by events that are peculiar to or have a greater impact on the utilities industry. Utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in national or regional weather patterns, changes in interest rates, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. Utilities stocks therefore may decline in value even if the overall market is doing well.

Sector Concentration Risk:

Because the Fund may concentrate its portfolio in one sector of the utilities industry, its share value could decline if one sector of the utilities industry does poorly even if other sectors of the industry do well. For example, the Fund may be overweighted in stocks of telecommunication companies when such stocks are underperforming relative to electric utility stocks.

Deregulation/Competition Risk:

Regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and lines of business, creating new forms of competition. As a result, certain utilities companies earn more than their traditional, regulated rates of return, while others are forced to defend their core business from competition and are less profitable. Some utilities companies may not be able to recover the costs of facilities built or acquired prior to the date of deregulation. This is known as the "stranded assets" problem.

Interest Rate Risk:

Utilities stocks tend to be more interest rate sensitive than other stocks. As interest rates increase, utilities stocks tend to decline in value.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to each Fund covered by this prospectus. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. It serves as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.5 billion as of March 31, 2001. FIMCO supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. For the fiscal year ended December 31, 2000, FIMCO received advisory fees as follows: 0.75% of average daily net assets for Blue Chip Fund; 0.60% of average daily net assets, net of waiver, for Cash Management Fund; 0.75% of average daily net assets for Discovery Fund; 0.75% of average daily net assets for Focused Equity Fund; 0.60% of average daily net assets, net of waiver, for Government Fund; 0.75% of average daily net assets for Growth Fund; 0.75% of average daily net assets for High Yield Fund; 0.75% of average daily net assets for International Securities Fund; 0.60% of average daily net assets, net of waiver, for Investment Grade Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2007 Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2010 Fund; 0.60% of average daily net assets, net of waiver, for Target Maturity 2015 Fund; and 0.70% of average daily net assets, net of waiver, for Utilities Income Fund. The gross advisory fees (fees before any applicable waivers) are set forth in the Separate Account prospectus which is attached to this prospectus.

Dennis T. Fitzpatrick serves as Portfolio Manager of the Blue Chip Fund. Mr. Fitzpatrick also serves as Portfolio Manager to certain other First Investors Funds. Mr. Fitzpatrick has been a member of FIMCO's investment management team since 1995. During 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. From 1988 to 1995, he was Northeast Surety Manager at American International Group.

Clark D. Wagner serves as Portfolio Manager of Government Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund, and Target Maturity 2015 Fund, and Co-Portfolio Manager of Investment Grade Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

Patricia D. Poitra, Director of Equities, serves as Co-Portfolio Manager of the Discovery Fund. Ms. Poitra also serves as Portfolio Manager of certain other First Investors Funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst.

David A. Hanover serves as Co-Portfolio Manager of the Discovery Fund. Mr. Hanover also serves as Co-Portfolio Manager of another First Investors Fund.

From 1997 to August 1998, Mr. Hanover was a Portfolio Manager and Analyst at Heritage Investors Management Corporation. From 1994 to 1996, Mr. Hanover was Co-Portfolio Manager and Analyst at Psagot Mutual Funds and in 1993 he was an International Equity Investments Summer Associate at Howard Hughes Medical Institute.

George V. Ganter serves as Co-Portfolio Manager of the Investment Grade Fund. Mr. Ganter also serves as Co-Portfolio Manager to another First Investors Fund. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.

Nancy W. Jones serves as Portfolio Manager of the High Yield Fund. Ms. Jones also serves as Portfolio Manager of certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.

Matthew S. Wright serves as Portfolio Manager of the Utilities Income Fund. Mr. Wright also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst. From May 1995 to January 1996, Mr. Wright was an Analyst at Fuji Bank. From June 1994 to April 1995, he was Market Editor of Bloomberg Magazine and from September 1991 to June 1994, he was Editor/Reporter for Bloomberg Business News.

FIMCO and Life Series Fund have retained Wellington Management Company, LLP ("WMC") as investment subadviser to the Focused Equity Fund, the Growth Fund and the International Securities Fund. WMC replaced Arnhold and S. Bleichroeder, Inc. as the subadviser of Focused Equity Fund on May 1, 2001. WMC has discretionary trading authority over all of the assets of each of these Funds, subject to continuing oversight and supervision by FIMCO and the Board of Trustees. WMC is located at 75 State Street, Boston, MA 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of December 31, 2000, WMC held investment management authority with respect to $274 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 125 registered investment companies or series of such companies, with net assets of approximately $170 billion.

The Growth Fund is managed by WMC's Growth Investment Team, a group of equity portfolio managers and investment professionals. The Focused Equity Fund is managed by Maya K. Bittar, CFA and Vice President. Prior to joining WMC in 1998, Ms. Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management Company (1993-1998). The International Securities Fund is managed by Trond Skramstad, Senior Vice President of WMC and Chairman of the firm's Global Equity Strategy Group. Mr. Skramstad joined WMC in 1993.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund first values its assets, subtracts its liabilities, and divides the balance, called net assets, by the number of shares outstanding.

In valuing its assets, each Fund other than Cash Management Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds. The Cash Management Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share. Because the International Securities Fund invests in securities that are primarily listed on foreign exchanges that trade on days when the Fund is not open, the NAV of the Fund's shares may change on days on which you are not able to purchase or redeem the Fund's shares.

HOW DO I BUY AND SELL SHARES?

Investments in each of the Funds may only be made through purchases of variable annuity contracts or variable life insurance policies offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into specified unit investment trusts, Separate Account C or Separate Account D. Variable life insurance policy premiums, less certain expenses, are paid into a unit investment trust, Separate Account B. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the variable annuity contracts or variable life insurance policies.

For information about how to buy or sell the variable annuity contracts and variable life insurance policies, see the Separate Account prospectus which is attached to this prospectus. It will describe not only the process for buying and selling contracts and policies but also the fees and charges involved. This prospectus is not valid unless a Separate Account prospectus is attached hereto.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

The Separate Accounts which own the shares of the Funds' will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the appropriate Separate Account in additional shares of the Fund.

Except for Cash Management Fund, to the extent that they have net investment income, each Fund will declare and pay, on an annual basis, dividends from net investment income. To the extent that the Cash Management Fund has net investment income, the Fund will declare daily and pay monthly dividends from net investment income. Each Fund will declare and distribute any net realized capital gains, on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

WHAT ABOUT TAXES?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Accounts. There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies. These are discussed on the attached Separate Account prospectus.

MIXED AND SHARED FUNDING

The Life Series Fund sells its shares not only to separate accounts that serve as the funding vehicles for variable annuity contracts but also to a separate account that serves as the funding vehicle for variable life insurance policies. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Life Series Fund. Such a conflict were to arise, a separate account may be forced to withdraw its participation in the Life Series Fund.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments
Blue Chip

    1996         $16.98     $.22         $3.31             $3.53        $.25         $.49            $.74
    1997          19.77      .19          4.88              5.07         .22          .91            1.13
    1998          23.71      .17          4.05              4.22         .19         1.49            1.68
    1999          26.25      .12          6.38              6.50         .18          .43             .61
    2000          32.14      .08         (1.74)            (1.66)        .12         1.93            2.05

Cash Management

    1996          $1.00     $.049         __               $.049        $.049          __            $.049
    1997           1.00      .050         __                .050         .050          __             .050
    1998           1.00      .049         __                .049         .049          __             .049
    1999           1.00      .046         __                .046         .046          __             .046
    2000           1.00      .058         __                .058         .058          __             .058
-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL. ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)
 Blue Chip

  $19.77         21.52     $  100       .84       1.39           N/A       N/A           45
   23.71         26.72        154       .81        .99           N/A       N/A           63
   26.25         18.66        205       .82        .79           N/A       N/A           91
   32.14         25.32        275       .81        .45           N/A       N/A           91
   28.43         (5.75)       272       .79        .26           N/A       N/A          146

 Cash Management

   $1.00          5.00        $4        .60       4.89          1.11       4.38         N/A
    1.00          5.08         5        .70       4.97          1.06       4.61         N/A
    1.00          5.02         7        .70       4.89           .99       4.60         N/A
    1.00          4.67        10        .70       4.61           .91       4.40         N/A
    1.00          5.92         9        .70       5.76           .89       5.57         N/A
--------------------------------------------------------------------------------------------------------


                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------


--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Discovery

    1996         $23.27       $.13       $2.66             $2.79         $.11            $.89         $1.00
    1997          25.06        .08        3.93              4.01          .14            1.16          1.30
    1998          27.77        .09         .79               .88          .08            1.83          1.91
    1999          26.74       (.06)       7.47              7.41          .09             .10           .19
    2000          33.96       (.02)        .57               .55           __            4.01          4.01

Focused Equity

11/08/99* to
  12/31/99       $10.00      $(.01)       $.26              $.25         $__             $__           $__
    2000          10.25        .02       (1.14)            (1.12)         __              __            __


-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 Discovery

  $25.06         12.48     $    71       .85       .63          N/A        N/A          98
   27.77         16.84         100       .82       .34          N/A        N/A          85
   26.74          3.05         114       .83       .36          N/A        N/A         121
   33.96         27.97         148       .83      (.24)         N/A        N/A         109
   30.50          (.22)        157       .81      (.07)         N/A        N/A         193

 Focused Equity

  $10.25          2.50     $     2      1.59(a)  (1.30)(a)      N/A        N/A          12
    9.13        (10.93)          8       .81       .30          N/A        N/A         210
--------------------------------------------------------------------------------------------------------


                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Government

    1996         $10.52      $.68        $(.33)             $.35          $.68         __           $.68
    1997          10.19       .72          .11               .83           .69         __            .69
    1998          10.33       .66**        .08               .74           .66         __            .66
    1999          10.41       .61         (.51)              .10           .59         __            .59
    2000           9.92       .69          .29               .98           .68         __            .68

Growth

    1996         $20.47      $.18        $4.68             $4.86          $.18         $.59         $.77
    1997          24.56       .15         6.57              6.72           .18         1.86         2.04
    1998          29.24       .10         7.69              7.79           .15         1.10         1.25
    1999          35.78       .05         8.97              9.02           .10         1.64         1.74
    2000          43.06       .01          .02               .03           .05         3.24         3.29
-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average        Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets              Turnover
 Value at       (%)        at                                  Before Expenses         Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 Government

  $10.19          3.59     $     9       .60      6.75          .94        6.41         199
   10.33          8.61           9       .60      6.95          .92        6.63         134
   10.41          7.54          11       .70      6.59          .87        6.42         107
    9.92          1.05          11       .76      6.07          .91        5.92          69
   10.22         10.54          11       .75      6.80          .90        6.65         131

 Growth

  $24.56         24.45     $    79       .85       .92          N/A         N/A          49
   29.24         29.28         128       .82       .64          N/A         N/A          27
   35.78         27.35         187       .82       .34          N/A         N/A          26
   43.06         26.47         262       .81       .14          N/A         N/A          38
   39.80           .03         278       .80       .03          N/A         N/A          74

--------------------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

High Yield

    1996         $11.57      $1.02       $.35               $1.37          $1.01        __           $1.01
    1997          11.93        .98        .41                1.39           1.02        __            1.02
    1998          12.30       1.00       (.62)                .38            .98        __             .98
    1999          11.70       1.09       (.56)                .53           1.02       .02            1.04
    2000          11.19       1.08      (1.72)               (.64)          1.11        __            1.11

International Securities

    1996         $15.58       $.18      $2.12               $2.30           $.19      $.50            $.69
    1997          17.19        .18       1.26                1.44            .20      1.52            1.72
    1998          16.91        .12       2.87                2.99            .16       .86            1.02
    1999          18.88        .15       5.74                5.89            .12       .03             .15
    2000          24.62        .11      (2.68)              (2.57)           .13      2.18            2.31
-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 High Yield

  $11.93         12.56       $49         .85        9.43         N/A         N/A        34
   12.30         12.47        60         .83        8.88         N/A         N/A        40
   11.70          3.15        65         .83        8.93         N/A         N/A        42
   11.19          4.95        68         .82        9.83         N/A         N/A        33
    9.44         (6.36)       55         .82        9.97         N/A         N/A        30

 International Securities

  $17.19         15.23       $58        1.12        1.25         N/A         N/A        67
   16.91          9.09        74        1.13        1.15         N/A         N/A        71
   18.88         18.18        92        1.15         .75         N/A         N/A       109
   24.62         31.46       127         .98         .76         N/A         N/A       118
   19.74        (11.67)      119         .97         .55         N/A         N/A       132

--------------------------------------------------------------------------------------------------------


                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Investment Grade

    1996         $11.73      $.72       $(.42)              $.30          $.67         __            $.67
    1997          11.36       .74         .31               1.05           .74         __             .74
    1998          11.67       .68**       .33               1.01           .71         __             .71
    1999          11.97       .69        (.98)              (.29)          .70        .01             .71
    2000          10.97       .76         .22                .98           .71         __             .71

Target Maturity 2007

    1996         $12.26      $.56       $(.83)             $(.27)         $.23       $.05            $.28
    1997          11.71       .59         .90               1.49           .57         __             .57
    1998          12.63       .61        1.20               1.81           .61         __             .61
    1999          13.83       .66       (1.93)             (1.27)          .62         __             .62
    2000          11.94       .69        1.17               1.86           .68         __             .68
-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 Investment Grade

  $11.36          2.84      $16       .60         6.47         .88         6.19        19
   11.67          9.81       17       .60         6.54         .87         6.27        41
   11.97          9.15       22       .68         5.97         .84         5.81        60
   10.97         (2.53)      21       .68         6.12         .83         5.97        27
   11.24          9.51       21       .68         6.87         .83         6.72        25


 Target Maturity 2007

  $11.71         (2.16)     $15       .60         6.05         .82         5.83        13
   12.63         13.38       20       .60         5.91         .82         5.69         1
   13.83         14.97       26       .67         5.18         .83         5.02         1
   11.94         (9.39)      25       .69         5.47         .84         5.32         2
   13.12         16.44       29       .67         5.77         .82         5.62         9
--------------------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Target Maturity 2010

4/30*-12/31/96   $10.00      $.26        $.90               $1.16         $ __          $__          $  __
    1997          11.16       .45        1.29                1.74          .20           __            .20
    1998          12.70       .51        1.25                1.76          .48          .01            .49
    1999          13.97       .65       (2.26)              (1.61)         .51           __            .51
    2000          11.85       .64        1.74                2.38          .68           __            .68

Target Maturity 2015

11/08*-12/31/99  $10.00      $.04       $(.53)              $(.49)        $ __          $__         $   __
    2000           9.51       .45        1.92                2.37          .03           __            .03

-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)

 Target Maturity 2010

  $11.16         11.60      $2         .60(a)      6.05(a)      .98(a)     5.67(a)      0
   12.70         15.86       5         .60         5.88         .87        5.61        13
   13.97         14.36       9         .67         4.90         .82        4.75         0
   11.85        (11.73)      9         .71         5.48         .86        5.33         9
   13.55         21.06      11         .70         5.72         .85        5.57        15

 Target Maturity 2015

   $9.51         (4.90)     $1        1.38(a)      4.24(a)     1.64(a)     3.98(a)      0
   11.85         25.01       2         .72         5.38         .87        5.23        11

--------------------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST INVESTORS LIFE SERIES FUND
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Year Ended      Net Asset   Income from                                  Less Distributions
December 31     Value at    Investment Operations                        from
                Beginning
                of Period   Net         Net Realized      Total from     Net          Net Realized   Total
                            Investment  and               Investment     Investment   Gains          Distributions
                            Income      Unrealized        Operations     Income
                                        Gain (loss)
                                        on Investments

Utilities Income

    1996         $11.74      $.32        $.78               $1.10         $.27          __           $.27
    1997          12.57       .37        2.64                3.01          .36         .27            .63
    1998          14.95       .32        1.46                1.78          .35         .55            .90
    1999          15.83       .31        2.25                2.56          .33         .51            .84
    2000          17.55       .29        (.29)                 __          .30         .86           1.16

-------------------------------------------------------------------------------------------------------------------

(a)    ANNUALIZED.
  *    COMMENCEMENT OF OPERATIONS.
 **    BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
  + SOME OR ALL EXPENSES HAVE BEEN WAIVED OR ASSUMED BY THE INVESTMENT ADVISER FROM COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2000.
 ++ THE EFFECT OF FEES AND CHARGES INCURRED AT THE SEPARATE ACCOUNT LEVEL ARE NOT REFLECTED IN THESE PERFORMANCE FIGURES.

--------------------------------------------------------------------------------------------------------

                Total        Ratios/Supplemental Data
                Return

 Net            Total      Net        Ratio to Average         Ratio to Average       Portfolio
 Asset          Return++   Assets     Net Assets+              Net Assets             Turnover
 Value at       (%)        at                                  Before Expenses        Rate (%)
 end of                    End of     Expenses    Net          Waived or Assumed
 Period                    Period     (%)         Investment
                           (in                    Income (%)   Expenses    Net
                           millions)                           (%)         Investment
                                                                           Income (%)



 Utilities Income

  $12.57          9.57      $   24       .60        3.48        .86         3.22         45
   14.95         25.07          34       .67        3.12        .85         2.94         64
   15.83         12.58          50       .73        2.61        .85         2.49        105
   17.55         17.41          70       .65        2.12        .80         1.97         53
   16.39          (.59)         81       .76        1.84        .81         1.79         50
--------------------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------------
                                                                        FIRST INVESTORS LIFE SERIES FUND
                                        ----------------------------------------------------------------

[LOGO] First Investors

LIFE SERIES FUND

Blue Chip

Cash Management

Discovery

Focused Equity

Government

Growth

High Yield

International Securities

Investment Grade

Target Maturity 2007

Target Maturity 2010

Target Maturity 2015

Utilities Income

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Telephone:  1-800-423-4026

You can review and copy Fund documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(Investment Company Act File No.: First Investors Life Series Fund 811-4325)

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                   OFFERED BY

                     FIRST INVESTORS LIFE INSURANCE COMPANY

              Statement of Additional Information dated May 1, 2001


      This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus for First Investors Life Variable Annuity Fund C, dated April 27, 2001 which may be obtained at no cost by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005, or by telephoning (800) 342-7963.





                                TABLE OF CONTENTS

                                                                 Page
                                                                 ----

      General Description........................................   2
      Services...................................................   2
      Annuity Payments...........................................   3
      Other Information..........................................   4
      Performance Information....................................   5
      Relevance of Financial Statements..........................   9
      Appendices.................................................  10
      Financial Statements.......................................  15

                               GENERAL DESCRIPTION

      FIRST INVESTORS LIFE INSURANCE COMPANY. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for First Investors Life Series Fund ("Life Series Fund"). Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls the Adviser and First Investors Life.

      SEPARATE ACCOUNT C. First Investors Life Variable Annuity Fund C ("Separate Account C") was established on December 21, 1989 under the provisions of the New York Insurance Law. The assets of Separate Account C are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account C is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account C.

      The assets of Separate Account C are invested at net asset value in shares of the corresponding series (each a "Fund" and collectively "Funds") of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. The Life Series Fund's Prospectus describes the risks attendant to an investment in each Fund of Life Series Fund. The thirteen Funds of Life Series Fund are: First Investors Life Blue Chip Fund, First Investors Life Cash Management Fund, First Investors Life Discovery Fund, First Investors Life Focused Equity Fund, First Investors Life Government Fund, First Investors Life Growth Fund, First Investors Life High Yield Fund, First Investors Life International Securities Fund, First Investors Life Investment Grade Fund, First Investors Life Target
Maturity 2007 Fund, First Investors Life Target Maturity 2010 Fund, First Investors Life Target Maturity 2015 Fund, and First Investors Life Utilities Income Fund.

                                    SERVICES

      CUSTODIAN.   First  Investors  Life,  subject  to  applicable  laws  and regulations, is the custodian of the securities of the Subaccounts of Separate Account C.

      INDEPENDENT PUBLIC ACCOUNTANTS. Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA 19103, independent certified public accountants, has been selected as the independent accountants for Separate Account C. First Investors Life pays Tait, Weller & Baker a fee for serving as the independent accountants for Separate Account C which is set by the Audit Committee of the Board of Directors of First Investors Life.

      UNDERWRITER. First Investors Life and Separate Account C have entered into an Underwriting Agreement with FIC. FIC, an affiliate of First Investors Life, and of the Adviser has its principal business address at 95 Wall Street, New York, New York 10005. For the fiscal years ending December 31, 1998, 1999 and 2000, FIC received fees of $3,215,190, $2,770,602, and $3,237,151, respectively, in connection with the distribution of the Contracts in a continuous offering.

      The  Contracts  are sold by  insurance  agents  licensed to sell  variable
annuities,   who  are   registered   representatives   of  the   Underwriter  or
broker-dealers who have sales agreements with the Underwriter.

                                ANNUITY PAYMENTS

      VALUE OF AN ACCUMULATION UNIT. For each Subaccount of Separate Account C, the value of an Accumulation Unit was arbitrarily initially set at $10.00. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges affect the Accumulation Unit Value. The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

      NET INVESTMENT FACTOR. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)   is the net result of:

      (1) the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

      (2) the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex-dividend" date occurs during the current Valuation Period.

(b) is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c) is a factor representing the charges deducted for mortality and expense risks. Such factor is equal on an annual basis to 1.00% of the daily net asset value of the applicable Subaccount. This percentage represents approximately 0.60% charge for the mortality risk assumed and 0.40% charge for the expense risk assumed.

      The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

      VALUE OF AN ANNUITY UNIT. For each Subaccount of Separate Account C, the value of an Annuity Unit was arbitrarily initially set at $10.00. The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.5% per annum, which is assumed in the Annuity Tables contained in the Contract. (For an illustration of this calculation, see Appendix III, Example A.)

      AMOUNT OF ANNUITY PAYMENTS. When annuity payments are to commence, the Accumulated Value to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date by the number of Accumulation Units owned. This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. At that time any applicable Premium taxes not previously deducted will be deducted from the Accumulated Value to determine the Net Accumulated Value. The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity payment. The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulated Value applied. These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date. The Contract contains a formula for determining the adjusted age, and the Annuity Tables are determined from the Progressive Annuity Table with interest at 3.5% per year and assumes births prior to 1900, adjusted by a setback of four years of age for persons born 1900 and later and an additional setback of one year of age for each completed five years by which the year of birth is later than 1900. Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

      The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount. This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. This number of Annuity Units remains fixed for all variable annuity payments. The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Unit Value for the Valuation Date on or immediately preceding the seventh day before the due date of the payment. The value of an Annuity Unit will vary with the investment performance of the corresponding Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month. (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix III, Examples B, C and D.)

      A fixed annuity is an annuity with annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

                                OTHER INFORMATION

      TIME OF PAYMENTS. All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request for partial surrender or termination. However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Contracts (1) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held by the Fund are not reasonably practical or it is not reasonably practical to determine the value of the Fund's net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

      REPORTS TO CONTRACTOWNERS. First Investors Life will mail to each Contractowner, at the last known address of record at the Home Office of First Investors Life, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for each Subaccount and the Accumulation Unit Values. In addition, latest available reports of Life Series Fund will be mailed to each Contractowner.

      ASSIGNMENT. Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due. To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary. The Contracts may be assigned. No assignment of a Contract shall be binding on First Investors Life unless such assignment is in writing and is filed with First Investors Life at its Home Office.

                             PERFORMANCE INFORMATION

      Separate Account C may advertise the performance of the Subaccounts in various ways.

      The yield for a Subaccount (other than the Cash Management Subaccount) is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of net investment income earned by the Subaccount during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of Accumulation Units of the Subaccount outstanding during the base period and (B) the maximum public offering price per Accumulation Unit on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Subaccount's yield. For this calculation, interest earned on debt obligations held by the underlying Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

      For a Subaccount, other than the Cash Management Subaccount, the Subaccount's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P" in the formula below) over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

            T=[(ERV/P)1/n[SUPERSCRIPT]]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

            [ERV-P]/P  = TOTAL RETURN

      In providing such performance data, each Subaccount, other than the Cash Management Subaccount, will assume the payment of the maximum sales charge of 7.00% (as a percentage of the purchase payment) on the initial investment and the payment of the Mortality and Expense Risk Charges of 1.00% ("P"). Each Subaccount, other than the Cash Management Subaccount, will assume that during the period covered all dividends and capital gain distributions are paid at net asset value per Accumulation Unit, and that the investment is redeemed at the end of the period.

      Average annual total return and total return computed at the offering price for the periods ended December 31, 2000 for each Subaccount, other than the Cash Management Subaccount, are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN(1)


                                                                                   Life of
                                                One Year  Five Years  Ten Years Subaccount(2)
                                                --------  ----------  --------- ------------
Blue Chip Subaccount                            -13.22%     13.77%       13.29%      N/A
Discovery Subaccount                             -8.13%      8.85%       14.23%      N/A
Focused Equity Subaccount                       -17.97%      N/A          N/A      -14.09%
Government Subaccount                             1.77%      3.62%        N/A        4.47%
Growth Subaccount                                -7.91%     18.02%       15.23%      N/A
High Yield Subaccount                           -13.73%      2.55%        8.54%      N/A
International Securities Subaccount             -18.67%      8.79%        8.95%      N/A
Investment Grade Subaccount                       0.81%      3.06%        N/A        5.00%
Target Maturity 2007 Subaccount                   7.20%      3.52%        N/A        6.71%
Target Maturity 2010 Subaccount                  11.44%      N/A          N/A        7.49%
Target Maturity 2015 Subaccount                  15.03%      N/A          N/A        8.04%
Utilities Income Subaccount                      -8.44%      9.74%        N/A        9.16%


TOTAL RETURN(1)

                                                                                   Life of
                                                One Year  Five Years  Ten Years Subaccount(2)
                                                --------  ----------  --------- ------------
Blue Chip Subaccount                            -13.22%     90.65%      248.24%      N/A
Discovery Subaccount                             -8.13%     52.82%      278.71%      N/A
Focused Equity Subaccount                       -17.97%      N/A          N/A      -16.00%
Government Subaccount                             1.77%     19.44%        N/A       48.18%
Growth Subaccount                                -7.91%    129.02%      313.08%      N/A
High Yield Subaccount                           -13.73%     13.41%      127.02%      N/A
International Securities Subaccount             -18.67%     52.42%      135.55%      N/A
Investment Grade Subaccount                       0.81%     16.29%        N/A       55.07%
Target Maturity 2007 Subaccount                   7.20%     18.88%        N/A       44.70%
Target Maturity 2010 Subaccount                  11.44%      N/A          N/A       40.16%
Target Maturity 2015 Subaccount                  15.03%      N/A          N/A        9.28%
Utilities Income Subaccount                      -8.44%     59.14%        N/A       86.83%


      Nonstandardized average annual total return and total return may also be advertised without any sales charges, but assuming the payment of all recurring Separate Account charges, including the Mortality and Expense Risk Charge of 1.00% (non-standardized performance information). In such a case, the initial investment will either reflect a reduced sales load or no sales load. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Nonstandardized average annual total return and total return computed at net asset value for the periods ended December 31, 2000 for each Subaccount, other than the Cash Management Subaccount, are set forth in the tables below:


----------------

(1) The return figures assume the current maximum sales charge of 7.00%. Prior to December 30, 1991, the maximum sales charge for Separate Account C was 7.25%. Some of the expenses for the underlying Funds were waived or reimbursed from commencement of operations through December 31, 2000. Accordingly, return figures for the Subaccounts are higher than they would have been had such expenses not been waived or reimbursed.

(2) The inception dates for the Subaccounts are as follows: Blue Chip Subaccount, Cash Management Subaccount, Discovery Subaccount, Growth Subaccount, High Yield Subaccount and International Securities Subaccount - October 16, 1990; Government Subaccount and Investment Grade Subaccount - January 7, 1992; Utilities Income Subaccount - November 16, 1993; Target Maturity 2007 Subaccount
- April 24, 1995; Target Maturity 2010 Subaccount - April 29, 1996; and Focused Equity Subaccount and Target Maturity 2015 Subaccount - November 8, 1999. Only those subaccounts with less than ten years of performance information are included in this column.

NONSTANDARDIZED AVERAGE ANNUAL TOTAL RETURN(1)

                                                                             Life of
                                        One Year   Five Years   Ten Years  Subaccount(2)
                                        --------   ----------   ---------  -------------
Blue Chip Subaccount                     -6.68%      15.44%       14.12%      N/A
Discovery Subaccount                     -1.20%      10.44%       15.07%      N/A
Focused Equity Subaccount               -11.80%       N/A          N/A       -8.50%
Government Subaccount                     9.46%       5.13%        N/A        5.32%
Growth Subaccount                        -0.98%      19.75%       16.07%      N/A
High Yield Subaccount                    -7.25%       4.05%        9.33%      N/A
International Securities Subaccount     -12.56%      10.38%        9.74%      N/A
Investment Grade Subaccount               8.44%       4.57%        N/A        5.85%
Target Maturity 2007 Subaccount          15.29%       5.03%        N/A        8.08%
Target Maturity 2010 Subaccount          19.81%        N/A         N/A        9.17%
Target Maturity 2015 Subaccount          23.74%        N/A         N/A       15.07%
Utilities Income Subaccount              -1.56%      11.34%        N/A       10.27%

TOTAL RETURN(1)

                                                                             Life of
                                        One Year   Five Years   Ten Years  Subaccount(2)
                                        --------   ----------   ---------  -------------
Blue Chip Subaccount                     -6.68%      105.02%     274.57%       N/A
Discovery Subaccount                     -1.20%       64.32%     307.35%       N/A
Focused Equity Subaccount               -11.80%        N/A         N/A        -9.70%
Government Subaccount                     9.46%       28.41%       N/A        59.29%
Growth Subaccount                        -0.98%      146.25%     344.07%       N/A
High Yield Subaccount                    -7.25%       21.94%     144.10%       N/A
International Securities Subaccount     -12.56%       63.87%     153.27%       N/A
Investment Grade Subaccount               8.44%       25.02%       N/A        66.70%
Target Maturity 2007 Subaccount          15.29%       27.80%       N/A        55.55%
Target Maturity 2010 Subaccount          19.81%        N/A         N/A        50.67%
Target Maturity 2015 Subaccount          23.74%        N/A         N/A        17.48%
Utilities Income Subaccount              -1.56%       71.07%       N/A       100.84%

      Return information may be useful to investors in reviewing a Subaccount's performance. However, the total return and average annual total return will fluctuate over time and the return figures for any given past period is not an indication or representation by Separate Account C of future rates of return of any Subaccount.

      At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce such Fund's expenses. Any such waiver or reimbursement would increase the corresponding Subaccount's total return, average annual total return and yield during the period of the waiver or reimbursement.


-------------------

(1) Some of the expenses for the underlying Funds were waived or reimbursed from commencement of operations through December 31, 2000. Accordingly, return figures for the Subaccounts are higher than they would have been had such expenses not been waived or reimbursed.

(2) The inception dates for the Subaccounts are as follows: Blue Chip Subaccount, Cash Management Subaccount, Discovery Subaccount, Growth Subaccount, High Yield Subaccount and International Securities Subaccount - October 16, 1990; Government Subaccount and Investment Grade Subaccount - January 7, 1992; Utilities Income Subaccount - November 16, 1993; Target Maturity 2007 Subaccount
- April 24, 1995; Target Maturity 2010 Subaccount - April 29, 1996; and Focused Equity Subaccount and Target Maturity 2015 Subaccount - November 8, 1999. Only those subaccounts with less than ten years of performance information are included in this column.

      Each Subaccount may include in advertisements and sales literature, examples, information and statistics that illustrate the effect of taxable versus tax-deferred compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional Accumulation Units. The examples may include hypothetical returns comparing taxable versus tax-deferred growth. The examples used will be for illustrative purposes only and are not representations by any Subaccount of past or future yield or return of any of the Subaccounts.

      From time to time, in reports and promotional literature, Separate Account C may compare the performance of its Subaccounts to, or cite the historical performance of, other variable annuities. The performance rankings and ratings of variable annuities reported in L-VIPPAS, a monthly publication for insurance companies and money managers published by Lipper Analytical Services, Inc. and in Morningstar Variable Annuity Performance Report, also a monthly publication published by Morningstar, Inc., may be used. Additionally, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES, CHANGING TIMES, FORTUNE, NATIONAL UNDERWRITER, etc., may also be used. Quotations from articles appearing in daily newspaper publications such as THE NEW YORK TIMES, THE WALL STREET JOURNAL and THE NEW YORK DAILY NEWS may be cited.

      DETERMINATION OF CURRENT AND EFFECTIVE YIELD. Separate Account C provides current yield quotations for the Cash Management Subaccount based on the underlying Fund's daily dividends. The underlying Fund declares dividends from net investment income daily and pays them monthly.

      For purposes of current yield quotations, dividends per Accumulation Unit for a seven-day period are annualized (using a 365-day year basis) and divided by the average value of an Accumulation Unit for the seven-day period.

      The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing the Cash Management Subaccount's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

      In addition to providing current yield quotations, Separate Account C provides effective yield quotations for the Cash Management Subaccount for a base period return of seven days. An effective yield quotation is determined by a formula which requires the compounding of the unannualized base period return. Compounding is computed by adding 1 to the unannualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

      The following is an example, for purposes of illustration only, of the current and effective yield calculation for the seven day period ended December 31, 2000.

      Dividends per accumulation unit from net investment income
      (seven calendar days ended December 31, 2000)
      (Base Period)...............................................   $.001138987
      Annualized (365 day basis)*.................................   $.059390033
      Average value per accumulation unit for the
      seven calendar days ended December 31, 2000.................   $1.00
      Annualized historical yield per accumulation unit for the
      seven calendar days ended December 31, 2000.................   5.94%
      Effective Yield**...........................................   6.10%
      Weighted average life to maturity of the portfolio on December 31, 2000 was 75 days

      *This represents the average of annualized net investment income per accumulation unit for the seven calendar days ended December 31, 2000.

      **Effective Yield = [(Base Period Return + 1) 365/7[SUPERSCRIPT]] - 1

      The figures in the above example do not include the maximum sales charge of 7.00%. Accordingly, all yield quotations are higher than they would have been had such expense been included.

      Separate Account C's Prospectus and Statement of Additional Information may be in use for a full year and, accordingly, it can be expected that yields will fluctuate substantially from the example shown above.

                        RELEVANCE OF FINANCIAL STATEMENTS

      The values of the interests of Contractowners under the variable portion of the Contracts will be affected solely by the investment results of the Subaccounts. The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.

                                   APPENDICES

                                   APPENDIX I

                                    EXAMPLE A
                   Formula and Illustration for Determining
                  the Net Investment Factor of a Subaccount
                              of Separate Account C

                         A + B
Net Investment Factor =---------- -  D
                           C

Where:

A  = The Net Asset Value of a Fund share as of the end of
     the current Valuation Period.
     Assume....................................................... = $8.51000000
B =  The per share amount of any dividend or capital gains
     distribution since the end of the immediately preceding
     Valuation Period.
     Assume....................................................... =           0
C =  The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
     Assume....................................................... = $8.39000000
D =  The daily deduction for mortality and expense risks, which totals 1.0% on an annual basis.
     On a daily basis............................................. =   .00002740

Then, the Net Investment Factor = 8.51000000 + 0 - .00002740...... =  1.01427534
                                  --------------
                                    8.39000000


                                    EXAMPLE B
                   Formula and Illustration for Determining
                    Accumulation Unit Value of a Subaccount
                              of Separate Account C

Accumulation Unit Value = A x B
Where:

A =  The Accumulation Unit Value for the immediately preceding
     Valuation Period.
     Assume....................................................... = $1.46328760
B =  The Net Investment Factor for the current Valuation Period.
     Assume....................................................... =  1.01427534

Then, the Accumulation Unit Value = $1.46328760 x 1.01427534...... =  1.48417653

                                   APPENDIX II

                                    EXAMPLE A
                   Formula and Illustration for Determining
                           Death Benefit Payable Under
                   Annuity Option 4-Unit Refund Life Annuity

Upon the death of the Annuitant, the designated Beneficiary under this option will receive under a Separate Account a lump sum death benefit of the then dollar value of a number of Annuity Units computed using the following formula:

                         A                A
        Annuity Units Payable = --- - (CxD), if --- is greater than CxD
                         B                B

Where:

A =  The Net Accumulated Value applied on the Annuity Commencement
     Date to purchase the Variable Annuity.
     Assume....................................................... =  $20,000.00

B =  The Annuity Unit Value at the Annuity Commencement Date.
     Assume....................................................... = $1.08353012

C =  The number of Annuity Units represented by each payment made.
     Assume....................................................... =116.61488844

D = The total number of monthly Variable Annuity Payments made prior to the Annuitant's death.
    Assume........................................................ =          30

Then the number of Annuity Units Payable:

                $20,000.00
               ------------  -   (116.61488844 x 30)
               $1.08353012

            =  18,458.18554633  -  3,498.44665320

            =  14,959.73889313

If the value of an Annuity Unit on the date of receipt of notification of death was $1.12173107 then the amount of the death benefit under the Separate Account would be:

     14, 959.73889313 x $1.12173107 = $16,780.80

                                  APPENDIX III

                                    EXAMPLE A

                   Formula and Illustration for Determining
                              Annuity Unit Value of
                               Separate Account C

Annuity Unit Value = A x B x C

Where:

A =  Annuity Unit Value of the immediately preceding Valuation
     Period.
     Assume...................................................... =  $1.10071211

B =  Net Investment Factor for the Valuation Period for which the Annuity Unit is being calculated.
     Assume...................................................... =   1.00083530

C =  A factor to neutralize the assumed interest rate of 3 1/2%
     built into the Annuity Tables used.
     Daily factor equals......................................... =   0.99990575

Then, the Annuity Value is:

     $1.10071211 x 1.00083530 x 0.99990575 = $1.10152771


                                    EXAMPLE B

                   Formula and Illustration for Determining
             Amount of First Monthly Variable Annuity Payment from
                               Separate Account C

                                            A
First Monthly Variable Annuity Payment =  ------  x B
                                          $1,000


Where:

A = The Net Accumulated Value allocated to Separate Account C for the Valuation Date on or immediately preceding the
    seventh day before the Annuity Commencement Date.
    Assume.......................................................  =  $20,000.00

B = The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the Annuity Tables contained in the Contract.
    Assume.......................................................  =       $6.40

Then, the first Monthly Variable Payment =   $20,000
                                          ------------ x $6.40...  =     $128.00
                                            $ 1,000

                                    EXAMPLE C

                   Formula and Illustration for Determining
              the Number of Annuity Units for Separate Account C
             Represented by Each Monthly Variable Annuity Payment


                           A
Number of Annuity Units =  -
                           B

Where:
A = The dollar amount of the first monthly Variable Annuity Payment.
    Assume....................................................... =     $128.00

B = The Annuity Unit Value for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date.
    Assume....................................................... =  $1.09763000

Then, the number of Annuity Units =    $128.00    = 116.61488844
                                    -------------
                                     $1.09763000


                                    EXAMPLE D

                   Formula and Illustration for Determining
             the Amount of Second and Subsequent Monthly Variable
                   Annuity Payments From Separate Account C

Second Monthly Variable Annuity Payment = A x B

Where:

A = The Number of Annuity Units represented by each monthly
    Variable Annuity Payment.
    Assume....................................................... = 116.61488844

B = The Annuity Unit Value for the Valuation Date on or immediately preceding the seventh day before the date on which the second
    (or subsequent) Variable Annuity Payment is due.
    Assume....................................................... =  $1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund. If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result. Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06

                           Financial Statements as of
                                December 31, 2000

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


      We have audited the statement of assets and liabilities of First Investors Life Variable Annuity Fund C (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life
Variable Annuity Fund C as of December 31, 2000, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                      TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
February 21, 2001

                              FIRST INVESTORS LIFE
                             VARIABLE ANNUITY FUND C

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000


ASSETS
  Investments at net asset value (Note 3):
   First Investors Life Series Fund..........................  $614,480,969
  Cash.......................................................       290,309
      Total Assets...........................................  $614,771,278
                                                               ------------

LIABILITIES
  Payable to First Investors Life Insurance Company..........       797,239
  Other Liabilities..........................................       290,309
                                                               ------------
      Total Liabilities......................................     1,087,548
                                                               ------------

NET ASSETS...................................................  $613,683,730
                                                               ============

Net assets represented by Contracts in accumulation period...  $613,683,730
                                                               ============



                      See notes to financial statements.

                              FIRST INVESTORS LIFE
                             VARIABLE ANNUITY FUND C

                             STATEMENT OF OPERATIONS

                          Year ended December 31, 2000


INVESTMENT INCOME
  Income:
   Dividends.................................................   $  48,999,675
                                                                -------------

      Total income...........................................      48,999,675
                                                                -------------

  Expenses:
   Mortality and expense risks (Note 4)......................       6,401,560
                                                                -------------

      Total expenses.........................................       6,401,560
                                                                -------------

NET INVESTMENT INCOME........................................      42,598,115
                                                                -------------

UNREALIZED APPRECIATION ON INVESTMENTS
  Beginning of year..........................................     235,776,569
  End of year................................................     172,775,955
                                                                -------------

Change in unrealized appreciation on investments.............     (63,000,614)
                                                                --------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.........   $ (20,402,499)
                                                                ==============



                      See notes to financial statements.

                              FIRST INVESTORS LIFE
                             VARIABLE ANNUITY FUND C

                       STATEMENT OF CHANGES IN NET ASSETS

                            Years ended December 31,

                                                            2000         1999
                                                       -------------   -------
Increase (Decrease) in Net Assets
   From Operations
     Net investment income .......................... $ 42,598,115  $11,897,989
     Change in unrealized appreciation on investments  (63,000,614)  91,467,770
                                                      ------------- -----------

     Net increase (decrease) in net assets resulting
      from operations................................  (20,402,499) 103,365,759
                                                      ------------- -----------

   From Unit Transactions
     Net insurance premiums..........................   65,699,806  53,363,248
     Contract payments...............................  (52,434,548) (42,714,376)
                                                       ------------- -----------

     Increase in net assets derived from unit
       transactions..................................  13,265,258    10,648,872
                                                       ------------- -----------

        Net increase (decrease) in net assets........  (7,137,241)  114,014,631
Net Assets
   Beginning of year.................................  620,820,971  506,806,340
                                                       ------------- -----------
   End of year....................................... $613,683,730 $620,820,971
                                                      ============ ============



                      See notes to financial statements.

                              FIRST INVESTORS LIFE
                             VARIABLE ANNUITY FUND C

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

NOTE 1 -- ORGANIZATION

First Investors Life Variable Annuity Fund C (Separate Account C), a unit investment trust registered under the Investment Company Act of 1940 (the 1940
Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of Separate Account C have been used to purchase shares of First Investors Life Series Fund (the Fund), an open-end diversified management investment company registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING PRACTICES

    INVESTMENTS
        Shares of the Fund held by Separate Account C are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

    FEDERAL INCOME TAXES
        Separate Account C is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account C will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account C.

NOTE 3 -- INVESTMENTS

    Investments consist of the following:



                                                      Net Asset       Market
                                         Shares         Value         Value           Cost
                                         ------       ---------       -----          -----
First Investors Life Series Fund
   Cash Management..................    5,001,498        $ 1.00       $ 5,001,498     $  5,001,498
   High Yield.......................    2,199,020          9.44        20,764,130       24,055,978
   Growth...........................    4,036,802         39.80       160,668,499       97,033,062
   Discovery........................    2,752,720         30.50        83,955,265       64,179,470
   Blue Chip........................    5,902,954         28.43       167,828,949      105,622,059
   International Securities.........    3,083,222         19.74        60,847,997       46,999,521
   Focused Equity...................      489,942          9.13         4,472,956        4,922,675
   Government.......................      838,145         10.22         8,568,593        8,488,389
   Investment Grade.................    1,383,075         11.24        15,542,196       14,809,763
   Utilities Income.................    3,351,575         16.39        54,930,412       43,154,815
   Target Maturity 2007.............    1,742,072         13.12        22,861,312       19,715,171
   Target Maturity 2010.............      560,223         13.55         7,588,766        6,432,649
   Target Maturity 2015.............      122,428         11.85         1,450,396        1,242,964
                                                                     ------------     ------------
                                                                     $614,480,969     $441,658,014
                                                                     ============     ============

      The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.

      As of December 31, 2000 FIL held shares in the Target Maturity 2015 Series in the amount of $297,000.

NOTE 4 -- MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

      In consideration for its assumption of the mortality and expense risks connected with the Variable Annuity Contracts, FIL deducts an amount equal on an annual basis to 1.00% of the daily net asset value of Separate Account C. The deduction for the year ended December 31, 2000 was $6,401,560. An additional administrative charge of $7.50 may be deducted annually by FIL from the Accumulated Value of Deferred Annuity Contracts which have an Accumulated Value of less than $1,500 due to partial surrenders. There was no deduction under this provision during 2000.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


      We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 2000 and 1999, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with generally accepted accounting principles.




                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
                                February 21, 2001

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                  BALANCE SHEET

                                     ASSETS


                                                  December 31, 2000     December 31, 1999
                                                  -----------------     -----------------
Investments (note 2):
 Available-for-sale securities..................     $120,050,569         $109,081,845
 Held-to-maturity securities....................       30,005,102           31,147,991
 Short term investments.........................        3,977,534            4,179,510
 Policy loans...................................       34,126,161           28,640,385
                                                   --------------         ------------

    Total investments...........................      188,159,366          173,049,731

Cash............................................        1,460,243             (729,147)
Premiums and other receivables, net of
 allowances of $30,000 in 2000 and 1999.........        6,982,844            6,391,696
Accrued investment income.......................        3,382,256            3,204,950
Deferred policy acquisition costs (note 6)......       26,231,575           24,607,577
Deferred Federal income taxes (note 7)..........        2,250,000            1,868,000
Furniture, fixtures and equipment, at cost,
 less accumulated depreciation of $1,211,896
 in 2000 and $1,169,049 in 1999.................           23,561               57,966
Other assets....................................           86,404              118,396
Separate account assets.........................    1,079,017,460        1,058,703,230
                                                   --------------       --------------

    Total assets................................   $1,307,593,709       $1,267,272,399
                                                   ==============       ==============


                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6)..........   $  130,739,489       $  123,677,096
Claims and other contract liabilities...........       15,808,748           14,870,396
Accounts payable and accrued liabilities........        4,992,731            3,573,113
Separate account liabilities....................    1,078,423,461        1,058,229,265
                                                   --------------       --------------

    Total liabilities...........................    1,229,964,429        1,200,349,870
                                                   --------------       --------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
 issued and outstanding 534,350 shares..........        2,538,163            2,538,163
Additional paid in capital......................        6,496,180            6,496,180
Accumulated other comprehensive income (note 2).          497,000             (908,000)
Retained earnings ..............................       68,097,937           58,796,186
                                                   --------------       --------------

    Total stockholder's equity..................       77,629,280           66,922,529
                                                   --------------       --------------

    Total liabilities and stockholder's equity..  $ 1,307,593,709       $1,267,272,399
                                                  ===============       ==============

                See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                               STATEMENT OF INCOME


                                                             Year Ended        Year Ended         Year Ended
                                                        December 31, 2000   December 31, 1999  December 31, 1998
                                                        -----------------   -----------------  -----------------
REVENUES
  Policyholder fees...............................        $29,268,741        $26,171,703         $25,393,372
  Premiums........................................          5,581,963          5,656,183           6,091,731
  Investment income (note 2)......................         12,674,062         11,049,520          10,501,572
  Realized gain (loss) on investments.............         (2,563,408)        (1,190,548)            914,891
  Other income....................................            933,455            818,604             893,181
                                                          ------------       ------------        ------------

    Total income..................................         45,894,813         42,505,462          43,794,747
                                                          ------------       ------------        ------------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities..         11,256,118         10,571,181          13,803,921
  Dividends to policyholders......................          1,426,792          1,390,300           1,749,579
  Amortization of deferred acquisition costs
  (note 6)........................................          2,205,441            969,205           1,005,483
  Commissions and general expenses................         16,666,711         14,848,007          15,553,605
                                                          ------------       ------------        ------------

    Total benefits and expenses...................         31,555,062         27,778,693          32,112,588
                                                          ------------       ------------        ------------

Income before Federal income tax..................         14,339,751         14,726,769          11,682,159

Federal income tax (note 7):
  Current.........................................          6,145,000          4,865,000           3,682,000
  Deferred........................................         (1,107,000)           203,000             265,000
                                                         -------------       ------------        ------------

                                                            5,038,000          5,068,000           3,947,000
                                                         -------------       ------------        ------------

Net Income........................................       $  9,301,751       $  9,658,769         $ 7,735,159
                                                         =============      ============         ============

Income per share, based on 534,350 shares outstanding
                                                               $17.41             $18.08              $14.48
                                                         =============      ============         ============

                 See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                        STATEMENT OF STOCKHOLDER'S EQUITY


                                                             Year Ended        Year Ended         Year Ended
                                                        December 31, 2000   December 31, 1999  December 31, 1998
                                                        -----------------   -----------------  -----------------
Balance at beginning of year......................       $  66,922,529      $ 60,364,760        $ 52,044,601
                                                         -------------      ------------        ------------
Net income........................................           9,301,751         9,658,769           7,735,159
Other comprehensive income
  Increase (decrease) in unrealized holding gains
  on available-for-sale securities................           1,405,000        (3,101,000)            585,000
                                                         -------------      ------------        ------------
Comprehensive income..............................          10,706,751         6,557,769           8,320,159
                                                         -------------      -------------       ------------

Balance at end of year............................       $  77,629,280      $ 66,922,529        $ 60,364,760
                                                         =============      =============       ============


                             STATEMENT OF CASH FLOWS

                                                             Year Ended        Year Ended         Year Ended
                                                        December 31, 2000   December 31, 1999  December 31, 1998
                                                        -----------------   -----------------  -----------------
Increase (decrease) in cash:
 Cash flows from operating activities:
    Policyholder fees received....................       $  28,803,731      $ 25,827,717       $  25,010,611
    Premiums received.............................           4,745,398         5,931,178           5,433,211
    Amounts received on policyholder accounts              137,957,692       124,375,574         132,528,386
    Investment income received....................          12,603,108        11,726,193          10,630,564
    Other receipts................................              66,394            73,652              91,864
    Benefits and contract liabilities paid........        (140,943,446)     (129,416,853)       (142,124,914)
    Commissions and general expenses paid.........         (25,778,373)      (24,060,176)        (24,138,476)
                                                         -------------      -------------       ------------

    Net cash provided by operating activities.....          17,454,504        14,457,285           7,431,246
                                                         -------------      -------------       ------------
  Cash flows from investing activities:
    Proceeds from sale of investment securities             45,793,472        47,855,224          42,655,632
    Purchase of investment securities.............         (55,564,368)      (58,962,363)        (47,605,879)
    Purchase of furniture, equipment and other
    assets........................................              (8,442)          (13,710)            (79,322)
    Net increase in policy loans..................          (5,485,776)       (3,678,677)         (3,433,898)
    Investment in Separate Account................                  --          (500,000)                100
                                                         -------------      -------------       ------------

    Net cash used for investing activities........         (15,265,114)      (15,299,526)         (8,463,367)
                                                         -------------      -------------       ------------
    Net increase (decrease) in cash...............           2,189,390          (842,241)         (1,032,121)

Cash
  Beginning of year...............................            (729,147)          113,094           1,145,215
                                                         -------------     -------------        ------------
  End of year.....................................       $   1,460,243      $   (729,147)        $   113,094
                                                         =============     =============        ============

The Company paid Federal income taxes of $6,244,000 in 2000, $5,075,000 in 1999 and $4,400,000 in 1998.

               See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS


                                                             Year Ended        Year Ended         Year Ended
                                                        December 31, 2000   December 31,1999   December 31,1998
                                                        -----------------   ----------------   ----------------
Reconciliation of net income to net cash
        provided by operating activities:

      Net income........................................   $ 9,301,751          $ 9,658,769        $ 7,735,159

      Adjustments to reconcile net income to net cash
          provided by operating activities:
        Depreciation and amortization...................        50,936               66,281             82,342
        Amortization of deferred policy acquisition costs    2,205,441              969,205          1,005,483
        Realized investment (gains) losses                   2,563,408            1,190,548           (914,891)
        Amortization of premiums and discounts on
          investments...................................       106,356              408,556            421,135
        Deferred Federal income taxes...................    (1,107,000)             203,000            265,000
        Other items not requiring cash - net............      (119,761)              25,470               (660)

      (Increase) decrease in:
        Premiums and other receivables, net.............      (591,148)             (94,061)        (1,548,536)
        Accrued investment income.......................      (177,306)             268,117           (292,143)
        Deferred policy acquisition costs, exclusive
          of amortization...............................    (4,222,439)          (3,797,549)        (3,613,000)
        Other assets....................................        23,903              (43,663)            29,133

      Increase (decrease) in:
        Policyholder account balances...................     7,062,393            4,890,242          3,505,536
        Claims and other contract liabilities...........       938,352              935,760          1,386,540
        Accounts payable and accrued liabilities             1,419,618             (223,390)          (629,852)
                                                          -------------         ------------        -----------

                                                          $ 17,454,504          $14,457,285         $7,431,246
                                                          =============         ============        ===========

               See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- BASIS OF FINANCIAL STATEMENTS

      The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

      (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;
      (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;
      (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;
      (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;
      (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

NOTE 2 -- OTHER SIGNIFICANT ACCOUNTING PRACTICES

      (a) ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

      (b) DEPRECIATION. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

      (c) INVESTMENTS. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

      HELD-TO-MATURITY SECURITIES
         Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

      AVAILABLE-FOR-SALE SECURITIES
         Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

      Short term investments are reported at market value which approximates cost.

      Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:


                                             Year Ended           Year Ended        Year Ended
                                          December 31, 2000    December 31, 1999  December 31,1998
                                          -----------------    -----------------  ----------------
Interest on fixed maturities...........  $ 10,914,271           $  9,589,859        $  9,276,036
Interest on short term investments.....       219,257                243,945             226,544
Interest on policy loans...............     2,000,767              1,714,441           1,465,497
                                         ------------           ------------        ------------

    Total investment income............    13,134,295             11,548,245          10,968,077




                                       26


    Investment expense.................       460,233                498,725             466,505
                                         ------------           ------------        ------------

Net investment income..................  $ 12,674,062           $ 11,049,520        $ 10,501,572
                                         ============           ============        ============


                     FIRST INVESTORS LIFE INSURANCE COMPANY

         The amortized cost and estimated market values of investments at December 31, 2000 and 1999 are as follows:

                                                                           Gross           Gross         Estimated
                                                         Amortized      Unrealized       Unrealized        Market
                                                            Cost           Gain            Losses          Value
                                                        -------------------------------------------------------------
Available-For-Sale Securities
-----------------------------
December 31, 2000
-----------------
 U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies.....................................     $ 41,281,216    $ 1,002,336     $     3,116     $  42,280,436
 Debt Securities issued by
  States of the U.S................................          985,472         13,468              --           998,940
 Corporate Debt Securities.........................       70,533,671      1,419,630       2,253,690        69,699,611
 Other Debt Securities.............................        6,964,605        138,995          32,018         7,071,582
                                                        ------------    -----------     -----------     -------------

                                                        $119,764,964    $ 2,574,429     $ 2,288,824     $ 120,050,569
                                                        ============    ===========     ===========     =============

December 31,1999
----------------
 U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies....................................      $  35,374,157   $        --     $   297,674     $  35,076,483
 Debt Securities issued by
  States of the U.S...............................            984,941            --          78,161           906,780
 Corporate Debt Securities........................         69,097,105       209,641       1,899,219        67,407,527
 Other Debt Securities............................          5,966,094            --         275,039         5,691,055
                                                        -------------   ------------     -----------    --------------
                                                        $ 111,422,297   $   209,641      $2,550,093     $ 109,081,845
                                                        =============   ============     ===========    ==============

      At December 31, 2000 and 1999, the Company had "Unrealized Holding Gains (Losses) on Available-For-Sale Securities" of $497,000 and ($908,000), net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of $1,405,000, ($3,101,000) and $585,000 for 2000, 1999 and 1998, respectively is reported as other comprehensive income in stockholders' equity. During the year ended December 31, 1999, the Company reclassified certain investments from Available-For-Sale securities to Held-To-Maturity securities. In connection with the reclassification, $731,393 of unrealized gains on such securities are included in Accumulated Other Comprehensive Income in Stockholder's Equity and is being amortized over the remaining life of the securities as an adjustment to yield.


Held-To-Maturity Securities
---------------------------
December 31,2000
----------------
 U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies*....................................     $   3,338,536   $    89,495      $        --    $ 3,428,031
 Debt Securities issued by
  States of the U.S................................        15,550,243        12,091          538,207     15,024,127
 Corporate Debt Securities.........................         6,072,164        28,530          543,242      5,557,452
 Other Debt Securities.............................         5,044,159        58,168          460,061      4,642,266
                                                        -------------   -----------      -----------    -----------
                                                        $  30,005,102   $   188,284      $ 1,541,510    $28,651,876
                                                        =============   ===========      ===========    ============
December 31,1999
 U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies*....................................     $   3,336,121    $   68,367       $     7,222    $ 3,397,266
  Debt Securities issued by





                                                                 28

  States of the U.S................................        15,578,482            --         1,896,633     13,681,849
 Corporate Debt Securities.........................         7,171,138            --           755,842      6,415,296
 Other Debt Securities.............................         5,062,250            --           632,074      4,430,176
                                                       --------------    ----------       -----------    -----------
                                                        $  31,147,991    $   68,367       $ 3,291,771    $27,924,587
                                                       ==============    ==========       ===========    ===========

*These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

    The amortized cost and estimated market value of debt securities at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          Held to Maturity                   Available For Sale
                                     ----------------------------------------------------------------
                                        Amortized       Estimated       Amortized        Estimated
                                           Cost        Market Value        Cost         Market Value
                                     ----------------------------------------------------------------
Due in one year or less................$    110,000       $   110,000  $  2,296,802     $  2,300,143
Due after one year through five years..   3,338,538         3,428,031    22,544,273       22,777,929
Due after five years through ten years.   1,087,339         1,027,919    51,123,950       50,373,459
Due after ten years....................  25,469,225        24,085,926    43,799,939       44,599,038
                                       ------------       -----------  -------------    ------------
                                       $ 30,005,102       $28,651,876  $119,764,964     $120,050,569
                                       ============       ===========  ============     ============

         Proceeds from sales of investments in fixed maturities were $45,591,773, $47,855,224 and $42,655,632 in 2000, 1999 and 1998, respectively.
Gross gains of $69,541 and gross losses of $2,632,949 were realized on those sales in 2000. Gross gains of $422,254 and gross losses of $1,612,802 were realized on those sales in 1999. Gross gains of $977,442 and gross losses of $62,551 were realized on those sales in 1998.

    (d) RECOGNITION OF REVENUE, POLICYHOLDER ACCOUNT BALANCES AND POLICY
BENEFITS

        TRADITIONAL ORDINARY LIFE AND HEALTH

           Revenues from the traditional life insurance policies represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

        UNIVERSAL LIFE AND VARIABLE LIFE

           Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.
           Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

        ANNUITIES
           Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

    (e) SEPARATE ACCOUNTS. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

    (f) COMPREHENSIVE INCOME. For 1998, the Company adopted Statement of Financial Accounting Standards No, 130 ("SFAS 130"), "Reporting Comprehensive Income". SFAS 130 establishes the disclosure requirements for reporting comprehensive income in an entity's financial statements. Total comprehensive income includes net income and unrealized gains and losses on available-for-sale securities. Accumulated other comprehensive income, a component of stockholders' equity, was formerly reported as unrealized gains and losses on available-for-sale securities. There was no impact on previously reported net income from the adoption of SFAS 130.

NOTE 3 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

    The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

    The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

NOTE 4 -- RETIREMENT PLANS

    The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2000, 1999 and 1998, the Company charged operations approximately $86,000, $74,000 and $79,000 respectively for its portion of the contribution.

    The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $505,000 in 2000, $478,000 in 1999 and $475,000 in 1998. The accrued liability of approximately $3,750,000 in 2000 and $3,406,000 in 1999 was sufficient to cover the value of benefits provided by the plan.

    In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

NOTE 5 -- COMMITMENTS AND CONTINGENT LIABILITIES

    The Company has agreements with affiliates and non-affiliates as follows:

    (a) The Company's maximum retention on any one life is $100,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 2000, 1999 and 1998. The Company also had assumed reinsurance amounting to approximately 18%, 19% and 20% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

    (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon the Company's proportionate share of: space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 2000, 1999 and 1998, the Company paid approximately $1,723,000, $1,610,000 and
$1,440,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $11,644,000 in 2000, $10,501,000 in 1999,and $10,799,000 in 1998 for commissions relating to the sale of its products.

         The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $379,000 at December 31, 2000 and $443,000 at December 31, 1999.

    (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

NOTE 6 -- ADJUSTMENTS MADE TO STATUTORY ACCOUNTING PRACTICES

  Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 2000, 1999 and 1998 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.



                                                           Net Income                   Capital Shares and Surplus
                                                      Year Ended December 31                    at December 31
                                                      2000        1999         1998         2000            1999          1998
                                                   ---------    ---------    ---------    -----------  -----------   -----------
Reported on a statutory basis.................     $8,620,143   $8,813,513   $6,191,762   $54,107,766  $45,872,816   $37,991,708
                                                   ----------   ----------   ----------   -----------  -----------   -----------
Adjustments:
  Deferred policy acquisition costs (b).......      2,016,998    2,828,344    2,607,517    26,231,575   24,607,577    20,873,233
  Future policy benefits (a)..................     (1,461,925)    (901,121)  (1,259,673)   (6,623,309)  (5,161,385)   (4,260,262)
  Deferred income taxes.......................      1,107,000     (203,000)    (265,000)    2,250,000    1,868,000       473,000
  Premiums due and deferred (e)...............         49,423      102,955       85,385    (1,037,054)  (1,086,477)   (1,189,428)
  Cost of collection and other statutory
    liabilities...............................          8,614       (4,228)      (6,185)       34,261       25,648        29,874
  Non-admitted assets.........................             --           --           --       195,745      236,793       218,959
  Asset valuation reserve.....................             --           --           --     1,453,296    2,065,557     1,691,873
  Interest maintenance reserve................        (31,180)    (192,495)    (223,136)           --           --       436,803
  Gross unrealized holding gains (losses) on
    available-for-sale securities.............             --           --           --     1,017,000   (1,506,000)    4,099,000
  Net realized capital gains (losses).........     (1,525,826)  (1,190,548)     914,891            --           --            --
  Other.......................................        518,504      405,349     (310,402)           --           --            --
                                                   -----------  -----------   ----------    ---------   -----------   -----------
                                                       681,608     845,256    1,543,397    23,521,514   21,049,713    22,373,052
                                                   -----------  -----------   ----------    ---------   -----------   -----------
In accordance with generally accepted
  accounting principles.......................     $ 9,301,751  $9,658,769   $7,735,159   $77,629,280  $66,922,529   $60,364,760
                                                   ===========  ==========   ==========   ===========  ===========   ===========

Per share, based on 534,350 shares
  outstanding.................................          $17.41      $18.08       $14.48       $145.28      $125.24       $112.97
                                                        ======      ======       ======       =======      =======       =======

                     FIRST INVESTORS LIFE INSURANCE COMPANY

         The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

         (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:

             Distribution of  Liabilities*             Basis of Assumptions
-----------------------------------------------------------------------------------------------------
                                Years
      2000           1999      of Issue      Interest           Mortality Table                       Withdrawal
      ----           ----      --------      --------           ---------------                       ----------
Non-par:
   $1,256,666   $1,314,871     1962-1967     4 1/2%          1955-60 Basic Select plus Ultimate       Linton B
    4,651,899    4,852,177     1968-1988     5 1/2%          1955-60 Basic Select plus Ultimate       Linton B
    1,622,666    2,093,102     1984-1988     7 1/2%          85% of 1965-70 Basic Select              Modified
                                                               plus Ultimate                          Linton B
      145,363      130,064     1989-Present  7 1/2%          1975-80 Basic Select plus Ultimate       Linton B
      114,406      118,686     1989-Present  7 1/2%          1975-80 Basic Select plus Ultimate       Actual
       22,663       25,240     1989-Present  8%              1975-80 Basic Select plus Ultimate       Actual
   34,382,993   33,668,196     1985-Present  6%              Accumulation of Funds                    --
Par:
      221,991      220,214     1966-1967     4 1/2%          1955-60 Basic Select plus Ultimate       Linton A
   12,930,390   12,886,598     1968-1988     5 1/2%          1955-60 Basic Select plus Ultimate       Linton A
    1,017,311      956,577     1981-1984     7 1/4%          90% of 1965-70 Basic Select
                                                               plus Ultimate                          Linton B
    4,898,799    4,864,140     1983-1988     9 1/2%          80% of 1965-70 Basic Select
                                                               plus Ultimate                          Linton B
   20,782,344   19,211,131     1990-Present  8%              66% of 1975-80 Basic Select
                                                               plus Ultimate                          Linton B
Annuities:
   13,535,975   14,360,260     1976-Present  5 1/2%          Accumulation of Funds                    --
Miscellaneous:
   35,864,564   29,724,170     1962-Present  2 1/2%-3 1/2%   1958-CSO                                 None

* The above amounts are before deduction of deferred premiums of $708,541 in 2000 and $748,330 in 1999.

         (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $2,205,441 in 2000, $969,205 in 1999 and $1,005,483 in 1998 was
charged to operations.

         (c) Participating business represented 7.0% and 7.9% of individual life insurance in force at December 31, 2000 and 1999, respectively.

         The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

         The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

         (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $44,323,384, $36,088,375 and $28,207,166 at December 31, 2000, 1999 and 1998, respectively.

         (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

NOTE 7 -- FEDERAL INCOME TAXES

         The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

         Retained earnings at December 31, 2000 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.


    Deferred tax liabilities (assets) are comprised of the following:

                                                          2000          1999
                                                   --------------   ------------

Policyholder dividend provision..................   $   (494,079)   $  (471,717)
Non-qualified agents' pension plan reserve.......     (1,456,792)    (1,306,579)
Deferred policy acquisition costs................      3,986,234      3,535,251
Future policy benefits...........................     (3,501,839)    (3,042,310)
Bond discount....................................         64,198         47,677
Unrealized holding gains (losses) on Available-
For-Sale Securities..............................        257,000       (468,000)
Capital loss carryover...........................       (905,188)      (100,759)
Other............................................       (199,534)       (61,563)
                                                    -------------  -------------
                                                    $ (2,250,000)  $ (1,868,000)
                                                    =============  =============

         The currently payable Federal Income tax provision of $4,865,000 for 1999 is net of a $311,000 Federal tax benefit resulting from a capital loss carryback of $914,891.